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                                                                   EXHIBIT 10.13
                        PENTECH FINANCIAL SERVICES, INC.



                                                                LEASE NO. 300261



                             MASTER EQUIPMENT LEASE

This is a Master Equipment Lease between PENTECH FINANCIAL SERVICES, INC., a California corporation, whose principal office is located at 310 West Hamilton Avenue, Suite 202, Campbell, California 95008 ("Lessor") and THE LIGHTSPAN PARTNERSHIP, INC., a California corporation, whose principal office address is 10140 Campus Point Dr., City of San Diego , State of California ("Lessee").

1. LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms and conditions of this Master Equipment Lease ("Lease"), the personal property ("Equipment") described in each Acceptance Supplement ("Supplement") executed and delivered by Lessor and Lessee pursuant to the terms of this Lease. Each Supplement shall be in the form prescribed by Lessor and, upon execution and delivery, shall constitute a part of this Lease to the same extent as if the provisions thereof were set forth in full in this Lease document; the terms "Agreement", "hereof," "herein," and "thereunder," when used in this Lease shall mean this Lease, each Supplement and each Schedule as hereinafter defined. The Agreement constitutes an agreement to lease. Ownership of the Equipment remains with Lessor and nothing herein contained shall be construed as conveying to Lessee any right, title or interest in the equipment except as a Lessee only.

2. SELECTION OF EQUIPMENT. Lessee acknowledges that it has selected the type, quantity and supplier of the Equipment referred to herein and that it has requested Lessor to purchase the same for leasing to Lessee. Lessee agrees that the Equipment and each part or unit thereof is of a design, size, quality and capacity required by Lessee and is suitable for its purposes. Lessee acknowledges that Lessor has informed or advised Lessee, in writing either previously or by this Lease, of the following: (i) the identity of the supplier;
(ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the supplier for a description of any such rights Lessee may have under the Supply Contract. Lessor hereby assigns to Lessee all rights which Lessor has or may acquire against any manufacturer, supplier, or contractor with respect to any warranty or representation relating to the Equipment leased thereunder.

3. EQUIPMENT TO REMAIN PERSONAL PROPERTY; LOCATION, IDENTIFICATION; INSPECTION. Lessee represents that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its own expense, take such action as may be necessary to prevent any third party from acquiring any right to or interest in the Equipment by virtue of the Equipment being deemed to be real property or a part of other personal property, and shall indemnify Lessor against any loss which it may sustain by reason of Lessee's failure to do so. The Equipment may not be removed from the location specified in the Supplement pertaining thereto without Lessor's prior written consent. If requested by Lessor, Lessee shall attach to and maintain on each item of Equipment a conspicuous plate or marking disclosing Lessor's ownership thereof. Lessor or its representatives may, at all reasonable times, and without advance notice, inspect the Equipment. Lessee shall promptly advise Lessor of any circumstances which may in any manner affect any item of Equipment or in any manner affect Lessor's title thereto.

4. EXECUTION OF FURTHER DOCUMENTATION. Lessee will, at its own expense, promptly execute and deliver to Lessor such further documentation and assurances and take such further action as Lessor may from time to time require in order to more effectively carry out the intent and purpose of the Agreement so as to establish and protect the rights, interests and remedies intended to be created in favor of Lessor thereunder, including, without limitation, the execution and filing of financing statements and continuation statements with respect to the Equipment and Agreement. Lessee authorizes Lessor to effect any such filing (including the filing of any financing statements without the signature of Lessee). Any expense incurred by Lessor in connection with any filings under this paragraph shall be payable by Lessor on demand.

5. DISCLAIMER OF IMPLIED WARRANTIES. THE PROPERTY WILL BE LEASED "AS IS" AND "WHERE IS". THE LESSOR HAS NOT MADE, MAY NOT BE CONSIDERED TO HAVE MADE, AND SPECIFICALLY DISCLAIMS:

(1) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE PROPERTY, REGARDING TITLE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, FITNESS FOR USE FOR A PARTICULAR PURPOSE, QUALITY OF MATERIALS OR WORKMANSHIP, ABSENCE OF DISCOVERABLE OR NONDISCOVERABLE DEFECTS, OR THAT THE EQUIPMENT IS IN COMPLIANCE WITH ANY APPLICABLE GOVERNMENT REQUIREMENTS OR REGULATIONS; AND

(2) ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE PROPERTY (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE); AND

(3) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY REGARDING THE CHARACTERIZATION OF THIS LEASE FOR TAX, ACCOUNTING, OR OTHER PURPOSES.

THE LESSEE WAIVES, RELEASES, RENOUNCES, AND DISCLAIMS EXPECTATION OF OR RELIANCE ON ANY SUCH WARRANTY OR WARRANTIES.

THE LESSOR WILL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO THE LESSEE OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT, OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF THE LESSOR OR OTHERWISE, FOR:

(1) ANY LIABILITY, LOSS, OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE PROPERTY; BY ANY INADEQUACY, DEFICIENCY OR DEFECT OF THE PROPERTY; OR BY ANY OTHER CIRCUMSTANCES IN CONNECTION WITH THIS LEASE;

(2) THE USE, OPERATION, OR PERFORMANCE OF THE PROPERTY OR ANY RISKS RELATING TO IT;

(3) ANY CONSEQUENTIAL DAMAGES, INCLUDING THOSE FOR INTERRUPTION OF SERVICE, LOSS OF BUSINESS, OR ANTICIPATED PROFITS; OR

(4) THE DELIVERY, OPERATION, MAINTENANCE, REPAIR, IMPROVEMENT, OR REPLACEMENT OF THE PROPERTY.

6. TERM; ACCEPTANCE; RENT; RETURN. The term of lease of each item of Equipment shall commence on the Commencement Date specified in the Supplement pertaining to such Equipment and, unless earlier terminated pursuant to the provisions hereof, shall continue for the term specified in such Supplement. Lessee's execution and delivery of each Supplement shall constitute Lessee's irrevocable acceptance of the equipment covered thereby for all purposes of this Agreement. Lessee shall pay to Lessor, at the addresses specified above or at such other address as may be provided by Lessor from time to time, rent as specified in each Supplement. Each date on which an installment of rent is payable is designated herein as "Rent Payment Date". As to each Supplement, the first Rent Payment Date shall be the Rent Payment Date set forth therein, with the succeeding Rent Payment Date on the corresponding day of each month thereafter. In addition, if applicable, Lessee shall pay interim rent for the period between the actual commencement of the rent under each Supplement and the date designated as the Rent Payment Date, based on a 30 day month and the number of days between the actual commencement date and the first Rent Payment Date. Should any payment not be made by Lessee on or before the applicable Rent Payment Date, Lessor shall be entitled to a late payment charge in addition to the actual rent due of 5% of the late rent and any other amount due but unpaid under this Agreement. Upon the expiration or earlier termination of the term of lease of each item of Equipment leased thereunder, Lessee shall at its own expense return such item to Lessor at such location as Lessor may designate, in the condition required to be maintained by Paragraph 9 hereof.

7. LESSEE'S OBLIGATIONS IRREVOCABLE. The Lessee's obligation to pay all rent will be absolute and unconditional and will not be affected or reduced by any circumstance, including:
(1) Any setoff, counterclaim, recoupment, defense, or other right that the Lessee may have for any reason against the Lessor, the manufacturer, any seller of the property, or any person providing services with respect to the property;
(2) Any defect in the title, condition, design, operation, or fitness for use of the property; any damage to, or loss or destruction of, the property; or any interruption or cessation in its use or possession by the Lessee for any reason, whether arising out of or related to an act or omission of the Lessor or any other person;
(3) Any liens with respect to the property;
(4) The invalidity or unenforceability of this Agreement or any absence of right, power or authority of the Lessor or Lessee to enter into this lease;
(5) Any insolvency, bankruptcy, reorganization, or similar proceedings by or against the Lessor or Lessee; or


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(6) Any other circumstance or occurrence of any nature, whether or not similar to any of the foregoing.

It is the express intention of the Lessor and Lessee that all rent payable under this Agreement will be payable in all events, unless the obligation to pay is terminated under the express provisions of this Agreement.

The Lessee hereby waives, to the extent permitted by law, all rights that it may now have or later acquire, by order or otherwise, to terminate this Agreement or any obligation imposed on the Lessee in relation to this Agreement.

Nothing in this Agreement may be construed as a waiver of the Lessee's right to seek a separate recovery of any payment of rent that is not due and payable under this Agreement. The Lessee retains any right it may have to seek damages, specific performance, or any other remedy at law or in equity, separately or in combination, against the Lessor or any other person, on account of the Lessor's or other person's failure to perform its obligations under this Agreement.

8. RESTRICTIONS ON TRANSFER. THE LESSEE MAY NOT SUBLET OR TRANSFER POSSESSION OF THE PROPERTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR WHICH MAY BE WITHHELD IN THE SOLE AND ABSOLUTE DISCRETION OF THE LESSOR. THE LESSEE MAY NOT ASSIGN, PLEDGE, OR OTHERWISE ENCUMBER THIS LEASE.

With respect to any sublease or transfer of possession of the property, the rights of the sublessee or transferee will be subject and subordinate to all the terms of this Agreement, including the Lessor's right of repossession on the occurrence of an event of default. The Lessee will remain primarily liable for the performance of all the terms of this Agreement to the same extent as if the sublease or transfer of possession had not occurred.

The Lessor will have the right, at its sole expense, to assign, sell, or encumber any part of its interest in the property or in this Agreement and any proceeds of the disposition of that interest, subject to the Lessee's rights under this lease. To effect or facilitate such assignment, sale or encumbrance, the Lessee agrees to provide all agreements, consents, conveyances or documents that may be reasonably requested by the Lessor, including an unrestricted release of the Lessor from its obligations under this Agreement. That release will not release the Lessor from any liability that arose before the assignment or sale.

Any person who succeeds to the rights and interests of the Lessor under this clause will agree to be bound by the terms of this Agreement without alteration.

The Lessee acknowledges that an assignment, sale, or encumbrance of the Lessor's interest would not materially change the Lessee's duties under the Agreement or materially increase its burdens or risks. Even if such a transfer could be deemed to have that effect, the Lessee agrees that the assignment, sale or encumbrance will nevertheless be permitted.

Without prejudice to any rights that the Lessee may have against the Lessor, the Lessee agrees that it will not assert against an assignee any claim or defense that it may have against the Lessor.

The agreements, covenants, obligations and liabilities contained in this clause, including but not limited to, all obligations to pay rent and to indemnify each indemnitee, are made for the benefit of the indemnitees and their respective successors and assigns.

9. MAINTENANCE COVENANT.  The Lessee will:
(1) Furnish all labor and parts required for maintaining, repairing, and replacing component parts of the property to keep it in good operating condition and appearance;
(2) Use, operate, maintain, and store the property in a careful and proper manner;
(3) Protect the property from deterioration;
(4) Comply with the manufacturer's operating procedures and warranty restrictions and all laws, ordinances, and regulations applicable to the property or its use and in compliance with the insurance policies required to be maintained thereunder;
(5) Put the property only to the use contemplated by the manufacturer; and
(6) Maintain accurate and complete records of all repairs and maintenance of the property and allow the Lessor to inspect those records at any time.
(7) Comply with the maintenance requirements of any maintenance schedule attached as a part of this agreement.

The Lessee will not make any alterations, additions, or improvements to the property without the Lessor's prior written consent. All repairs, replacement parts, additions, alterations, and improvements made to the property by the Lessee will be considered to be the Lessor's property and subject to the terms of this Agreement.

10. RISK OF LOSS COVENANT. The Lessee will bear the entire risk of destruction, loss, theft, requisition of title, or use, confiscation, taking, or damage (collectively, casualty loss) of the property from any cause during the period commencing when the property is placed in transit to the Lessee and ending when the property is returned to the Lessor or its designee following termination as provided herein. If during that period the property suffers any casualty loss, the Lessee will notify the Lessor in writing within five days following the casualty loss. On demand by the Lessor, the Lessee will:
(1) If the damage constituting the casualty loss is repairable, repair the property to the condition in which the property is required to be maintained under this Agreement;
(2) If the damaged property is not repairable, replace the property at the Lessee's sole expense with like property approved by the Lessor and take all actions and make all payments that may be required to vest in the Lessor title to the replacement property, free and clear of all liens, encumbrances, or security interests; or
(3) Pay to the Lessor the casualty value (as defined below) and all other amounts then due under this Agreement. "Casualty value" is, at any given date, the stipulated loss value as shown on the applicable Schedule to each Supplement, and is computed to be the sum of:
(1) The discounted value at that time, of the aggregate unpaid monthly rent payments to be paid through the then remaining term of this Agreement, discounting that amount at an annual discount rate of 8 percent; and
(2) The Lessor's reasonable estimate, at that time, of the fair market value of the property at the end of the term of this Agreement, discounted at an annual discount rate of 8 percent.

11. INSURANCE. Lessee shall maintain at all times on the equipment, at Lessee's expense, property damage, direct damage, and liability insurance in such amounts, against such risks, and in such form and with such insurers as shall be satisfactory to Lessee. The required insurance shall be as specified in the applicable Supplement; provided, however, that the amount of direct damage insurance shall not on any date be less than the greater of the full replacement value or the Stipulated Loss Value of the Equipment as of such date. Each insurance policy will name Lessor as additional insured and as loss payee, and shall contain a clause requiring the insurer to give to Lessor at least 30 days prior written notice of any alteration in or cancellation of the terms of such policy. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty to ascertain the existence or adequacy of such insurance.

12. TAXES; INDEMNITY. Lessee agrees to pay, and to indemnify and hold Lessor harmless from, all license fees, assessments, and sales, use, property, excise, and other taxes and charges (other than federal income taxes and taxes imposed by any other jurisdiction which are based on, or measured by, the net income of Lessor for reasons other than the ownership or leasing of the Equipment in such jurisdiction) imposed upon or with respect to (a) the Equipment or any part thereof arising out of or in connection with the shipment of Equipment or the possession, ownership, use or operation thereof, or (b) this Agreement or the consummation of the transactions herein contemplated. The agreements and indemnities contained in this paragraph shall survive the expiration or earlier termination of this Agreement.

13.  DEPRECIATION INDEMNITY.
(1) Lessor, as the owner of the Equipment, shall be entitled to such deductions, credits and other benefits as are provided by the Internal Revenue Code of 1986, as amended (IRC), to an owner of property.
(2) Lessee agrees that neither it nor any corporation controlled by it, in control of it, or under common control with it, directly or indirectly, will at any time take any action or file any returns or other documents inconsistent with the foregoing and that each of such corporations will file such returns, take such action, and execute such documents as may be reasonable and necessary to facilitate accomplishment of the intent thereof. Lessee agrees to copy and make available for inspection and copying by Lessor such records as will enable Lessor to determine whether it is entitled to the benefit of any amortization or depreciation deduction, or other deduction or credit which may be available from time to time with respect to the Equipment.
(3) If Lessor, under any circumstances or for any reason whatsoever, except for acts of Lessor or future changes in the IRC, shall lose or shall not have the right to claim or there shall be disallowed or recaptured, all or any portion of the federal tax depreciation deductions with respect to any item of Equipment based on depreciation of the Lessor's full cost of such item of Equipment and computed on the basis of a method of depreciation provided by the IRC as Lessor in its complete discretion may select, then Lessee agrees to pay Lessor upon demand an amount which, after deduction of all taxes required to be paid by Lessor in respect of the receipt thereof under the laws of any federal, state, or local government or taxing authority of the United States or of any taxing authority or government subsidiary of any foreign country, shall be equal to the sum of (I) an amount equal to the additional income taxes paid or payable by Lessor in consequence of the failure to obtain the benefit of a depreciation deduction, and (ii) any interest and/or penalty which may be assessed in connection with any of the foregoing.

The provisions of this paragraph shall survive the expiration or earlier termination of this Agreement.

14. INDEMNIFICATION COVENANT. The Lessee agrees to indemnify, reimburse, and hold harmless each indemnitee from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines and other sanctions, and any attorney fees and other reasonable costs and expenses, arising or imposed with or without the Lessor's fault or negligence (whether active or passive) or under the doctrine of strict liability (collectively, "claims"), relating to or arising in any manner out of:
(1) This Agreement or the breach of any representation, warranty, or covenant made by the Lessee under this Agreement;
(2) Manufacture, purchase, lease, delivery, nondelivery, acceptance, rejection, ownership, possession, use, operation, return, or disposition of the Equipment;
(3) The Equipment's condition or any discoverable or nondiscoverable defect in it arising from its design, testing, or construction; any article used in the Equipment; or any maintenance, service, or repair, whether or not the Equipment is in the Lessee's possession and regardless of where the Equipment is located; or
(4) Any transaction, approval, or document contemplated by this Agreement. The Lessee waives and releases each indemnitee from any existing or future claims in any way connected with injury to or death of the Lessee's personnel, loss or damage of the Lessee's property, or loss of use of any property, which may:
(a) Result from or arise in any manner out of the ownership, leasing, condition, use, or operation of the Equipment; or
(b) Be caused by any defect in the Equipment; its design, testing, or construction; any article used in the Equipment; or any maintenance, service, or repair, whether or not the Equipment is in the Lessee's possession and regardless of where the Equipment is located. The indemnities described in this clause will continue in full force and effect notwithstanding the expiration or other termination of this Agreement and are expressly made for the benefit and will be enforceable by each indemnitee.

15. COVENANT TO KEEP FREE OF LIENS. The Lessee will not directly or indirectly create, incur, assume, or suffer to exist any lien on the Equipment, its title, or any interest in the lien, except for:
(1) The respective rights of the Lessor and Lessee under this Agreement;
(2) Liens granted by the Lessor with respect to the Equipment;
(3) Liens for taxes either not yet due or being contested in good faith by the Lessee as long as adequate reserves are maintained with respect to those liens and the Equipment is not, in the Lessor's reasonable opinion, in danger of being sold, confiscated, forfeited, or seized as a result of the liens; and
(4) Inchoate materialmen's, mechanics', workmen's, repairmen's, employees', or other like liens arising in the ordinary course of business, which either are not delinquent or are being contested in good faith by the Lessee, as long as the Equipment is not, in the Lessor's reasonable opinion, in danger of being sold, confiscated, forfeited, or seized as a result of the liens.

The Lessee will promptly, at its sole expense, take any action that may be necessary to discharge any lien except for the liens referred to in paragraphs
(1) and (2) arising at any time with respect to the Equipment.

16. WAIVER OF CONSEQUENTIAL DAMAGES. The Lessee will not be entitled to recover, and hereby disclaims and waives any right that it may otherwise have to recover, consequential damages as a result of any breach or alleged breach by the Lessor of any of the agreements, representations, or warranties of the Lessor contained in this Agreement.


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17. LESSOR'S RIGHT TO PERFORM. If Lessee fails to make any payment required to be made thereunder or fails to comply with any other provisions of this Agreement, Lessor may make such payment or comply with such provisions, and the amount of such payment and the reasonable expenses of Lessor incurred in connection with such payment or compliance, shall be payable by Lessee.

18. DEFAULT. Any one of the following occurrences shall, in the Lessor's sole discretion, constitute a material default by Lessee, of this Agreement:
(1) Failure by Lessee to make any payment of rent or other amount owing thereunder when due;
(2) Failure of Lessee to perform or observe any other covenant, agreement, or condition thereunder;
(3) Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor in connection herewith shall prove to be incorrect at any time;
(4) Lessee shall become insolvent or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for Lessee or for a substantial part of its property or for the Equipment, or reorganization, arrangement, insolvency, dissolution, or liquidation proceedings shall be instituted by or against Lessee.
In such event, Lessor may declare this Agreement to be in default, and may proceed in accordance with the provisions of Paragraph 19 hereof.

19.  REMEDIES.
(1) Remedies. On the occurrence of any event of default and at any time afterwards as long as it continues, the Lessor may, at its option and without notice to the Lessee, declare this Agreement to be in default and exercise one or more of the following remedies:
(a) Declare the then Stipulated Loss Value immediately due and payable with respect to any or all items of Equipment without notice or demand to Lessee;
(b) Sue for and recover all rent and other payments, then accrued or thereafter accruing, with respect to any or all items of Equipment;
(c) Take possession of and render unusable any or all items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession (any such taking of possession will not constitute a termination of this lease as to any or all items of Equipment unless Lessor expressly so notifies Lessee in writing);
(d) Require Lessee to assemble any or all items of Equipment at the original equipment location, such location to which the equipment may have been moved with the prior written consent of Lessor, or such other location in reasonable proximity to either of the foregoing as Lessor designates;
(e) Sell or otherwise dispose of any or all items of Equipment whether or not in Lessor's possession, in a commercially reasonable manner at public or private sale and with or without notice to Lessee and apply the net proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and broker's fees, to the obligations of Lessee thereunder with Lessee remaining liable for any deficiency and with any excess being retained by Lessor;
(f) Retain any repossessed items of Equipment and credit the reasonable value thereof, after deducting all such sales related costs incurred to the date of crediting, to the obligations of Lessee thereunder with Lessee remaining liable for any deficiency and with Lessor having no obligation to reimburse Lessee on account of any excess of such reasonable value over such obligations;
(g) Terminate this lease as to any or all items of Equipment;
(h) Utilize any other remedy available to Lessor at law or in equity.

In each case, plus the amount, if any, as reasonably calculated by the Lessor, required for the Lessor to receive the same after tax economic return from this lease that the Lessor would have received if the Lessee had performed all of its obligations under this Agreement through the end of the lease term.

In addition to the foregoing, the Lessee will be liable for interest on unpaid amounts at an annual interest rate of 18 percent from the date the same became due until payment in full, and for all reasonable legal fees and other reasonable costs and expenses incurred by the Lessor in connection with the occurrence of any event of default or the exercise of its remedies.

A termination hereunder will occur only upon written notice by Lessor to Lessee and only with respect to such items of Equipment as to which Lessor specifically elects to terminate in such notice. Except as to such items with respect to which there is a termination, this lease will remain in full force and effect and Lessee will be and remain liable for the full performance of all its obligations thereunder.

No right or remedy conferred herein is exclusive of any right or remedy conferred herein or by law; but all such rights and remedies are cumulative of every other right or remedy conferred thereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time.

(2) In effecting any repossession, the Lessor and its representatives and agents, to the extent permitted by law, will:
(a) Have the right to enter on any premises where the Lessor reasonably believes the Equipment is located;
(b) Not be liable, in conversion or otherwise, for the taking of any personal property of the Lessee that is in or attached to the repossessed Equipment as long as the Lessor promptly returns that property to the Lessee;
(c) Not be liable in any manner for any damage to any of the Lessee's property in repossessing and holding the Equipment, except for damage caused by the Lessor's gross negligence or willful misconduct; and
(d) Have the right to maintain possession of and dispose of the Equipment on any premises owned by the Lessee or under the Lessee's control.

If reasonably required by the Lessor, the Lessee, at its sole expense, will assemble and make the Equipment available at a place designated by the Lessor. If the Equipment is returned to or repossessed by the Lessor, any rights in any express or implied warranty previously assigned to the Lessee or otherwise held by it will without further act, notice, or writing be assigned or reassigned to the Lessor, if assignable. The Lessee will be liable to the Lessor for all reasonable expenses, costs, and fees incurred in (1) repossessing, storing, preserving, shipping, maintaining, repairing, and refurbishing the Equipment to the condition required by this Agreement; and (2) preparing the Equipment for sale or lease, advertising the sale or lease, and selling or re-letting the Equipment.

No remedy referred to in this paragraph is intended to be exclusive, but, to the extent permissible under applicable law, each will be cumulative and operate in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity. The exercise or beginning of exercise by the Lessor of any one or more of its remedies will not preclude the simultaneous or later exercise by the Lessor of any other remedies.

No express or implied waiver by the Lessor of any default or event of default will be construed as a waiver of any future or subsequent default or event of default.

20. CONDITIONS PRECEDENT. The obligation of Lessor contained in paragraph 1 of this Agreement shall be subject to the following conditions precedent:
(1) There shall have occurred no material adverse change in the business or the financial condition of Lessee from the date hereof until the Commencement Date of any Supplement;
(2) Lessee shall have furnished Lessor with a certificate or other evidence satisfactory to Lessor that insurance coverage as required by this Agreement is in effect as to the item of Equipment desired to be leased;
(3) Unless specifically waived by Lessor, Lessee shall have furnished Lessor opinions of counsel as to the Agreement, in form and substance acceptable to Lessor;
(4) Unless specifically waived by Lessor, Lessee shall have furnished Lessor waivers, in form and substance acceptable to Lessor, of all rights in or to the Equipment of any landlord or mortgagee of any real property upon which the Equipment is or is to be situated; and
(5) All other instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lessor, and counsel to Lessor shall have received copies of all documents which it may have requested in connection therewith.
If any of the above conditions is not satisfied at the time Lessee submits any Supplement, Lessor shall have no obligation under this Agreement to lease the Equipment covered thereby to Lessee.

21. FINANCIALS. Lessee agrees that for so long as any item of Equipment shall be leased under the Agreement, Lessee will deliver or cause to be delivered to Lessor (a) as soon as practicable, and in any event within 15 days after the end of each month, together with the related statements of income and expense for such monthly period all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by Lessee's chief financial officer; and (b) as soon as practicable, and in any event within 120 days after the close of each fiscal year of Lessee, the audited balance sheet of Lessee as of the end of such fiscal year together with the related statements of income and surplus for such fiscal year all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by an independent certified public accountant acceptable to Lessor.

22. REPRESENTATIONS, WARRANTIES AND COVENANTS. As a material inducement to Lessor entering into this Agreement with Lessee, Lessee represents, warrants, and covenants as follows:
(1) If Lessee is a corporation, or a limited liability company, Lessee is duly organized and validly existing and is in good standing under the laws of the state of its incorporation, and is duly qualified and licensed to do business as a foreign corporation and is in good standing in those jurisdictions where such qualifications are necessary to authorize Lessee to carry on its present business and operations, and to own its properties or to perform its obligations thereunder;
(2) If Lessee is a partnership, Lessee is duly organized and validly existing under the partnership laws of its state of domicile and is duly authorized in any foreign jurisdiction where such qualification is necessary to authorize Lessee to carry on its present business and operations and to own its properties and to perform its obligations thereunder;
(3) Lessee has full power, authority, and legal right to execute, deliver, and carry out as Lessee the terms and provisions of this Agreement, and any other necessary documents in connection with this transaction;
(4) If Lessee is a corporation, Lessee's execution, delivery, and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary corporate action, do not require the approval or consent of stockholders, or of any trustee or holders of any indebtedness or obligation of Lessee and will not violate any law, governmental rule, regulation or order binding upon Lessee or any provision of any indenture, mortgage, contract, or other agreement to which Lessee is a party or by which it is bound or to which it is subject, and will not violate any provision of the Certificate or Articles of Incorporation, Bylaws, or any preferred stock agreement of Lessee;
(5) If Lessee is a partnership, Lessee's execution, delivery and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary partnership actions;
(6) There are no pending or threatened investigations, actions, or proceedings before any court or administrative agency or other tribunal body, which seek to question or set aside any of the transactions contemplated by this Agreement, or which, if adversely determined, would materially affect the condition, business, or operation of Lessee;
(7) Lessee is not in default in any material manner in the payment or performance of any of its obligations or in the performance of any contract, agreement, or other instrument to which it is a party or by which it or any of its assets may be bound;
(8) The balance sheet of Lessee as of the end of its most recent fiscal year and the related profit and loss statement of the Lessee for the fiscal year ended on said date, including the related schedules and notes, together with the report of an independent certified public accountant, heretofore delivered to Lessor, are all true and correct and present fairly (i) the financial position of Lessee as of the date of said balance sheet and (ii) the results of the operations of Lessee for said fiscal year;
(9) All proceedings required to be taken to authorize the lease of the Equipment from Lessor and to protect Lessor's interest in such Equipment, free and clear of all liens and encumbrances whatsoever, have been taken;
(10) Lessee has no significant liabilities (contingent or otherwise) which are not disclosed by or reserved against the financial statements referred to in 8 above;
(11) All the financial statements referred to in 8 above have been prepared in accordance with generally accepted accounting principles and practices applied on a basis consistently maintained throughout the period involved;
(12) There has been no change which would have a material adverse effect on the business or financial condition of Lessee from that set forth in the balance sheet referred to in 8 above;
(13) No authorization, consent, approval, license, exemption of or filing or registration with any court, governmental unit or department, commission, board, bureau, agency, instrumentality or the like is required or necessary for the valid execution and delivery of the Agreement, any bill of sale, and the other documents and agreements referred to herein;
(14) This Master Lease, the Supplements, and any accompanying documents, having been duly authorized, executed and delivered to Lessor, constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with the terms thereof except as such terms may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally;

(15) Each item of Equipment will constitute unused "new Section 38 property" in the hands of Lessor within the meaning of the Internal Revenue Code of 1986, as amended, on the Commencement Date specified in the Supplement pertaining to said item of Equipment;
(16) The Equipment is personal property and neither real property nor a fixture;
(17) The Equipment will be used for commercial operations only, not for personal, family, or household purposes.
(18) As of the Commencement Date of each item of Equipment, a reasonable estimate of the estimated fair market value of such item of Equipment at the end of the lease term thereof will be at least 20% of the Lessor's cost thereof (without including in such value any increase or decrease for inflation or deflation, and after subtracting from such value any cost for removal and delivery of possession of Equipment to Lessor at the end of the lease term thereof); and
(19) As of the Commencement Date of each item of Equipment, a reasonable estimate of the estimated useful life of such item of Equipment at the end of the original lease term will be at least two years beyond the lease term thereof.

23. PURCHASE OPTION. Lessor and Lessee hereby agree that so long as no default shall have occurred and be continuing, Lessee shall have the option (and Lessor shall have the right to obligate Lessee) to purchase the Equipment at the expiration of the lease term for the purchase option price set forth in the applicable Supplement. In order to exercise the option with respect to all of the Equipment, Lessee must give Lessor written notice at least 90 days prior to the expiration of the lease term with respect thereto, and remit the purchase price in cash to Lessor or its assigns on or before said expiration date. After receipt of the purchase price in accordance with this paragraph, Lessor will transfer to Lessee all of its right, title and interest in the Equipment purchased, as-is, where-is, without recourse, representation or warranty of any kind, express or implied. Fair Market Sales Value for the purpose of this paragraph only shall be determined on the basis of and be equal in amount to the value that would be obtained in a transaction between an informed and willing buyer and an informed and willing seller, and the cost of moving the Equipment from the location of current use shall not be a deduction from such value.

24. CHOICE OF LAW. The rights and liabilities of the parties under this Agreement, and each Supplement, shall be interpreted, enforced and governed in all respects by the laws of the State of California. Lessee hereby consents and subjects itself to the jurisdiction of every local, state, and federal court within the State of California, and agrees that except as otherwise required by law, Lessee shall never file or maintain any action or proceeding in connection with this Agreement, or any Supplement in any court outside the State of California. Lessee hereby agrees that service of process in connection with any such action upon Lessee may be in the manner provided by the laws of the State of California.

25. ATTORNEY FEES AND COSTS. Lessee will pay or reimburse Lessor for all costs and expenses, including repossession, equipment disposition and court costs and reasonable attorney's fees (including a reasonable fee for services of salaried counsel employed by Lessor), not offset against amounts recovered or credited as contemplated in paragraph 19, incurred by Lessor in exercising any of its rights or remedies thereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action filed is ultimately dismissed.

26. HEADINGS FOR CONVENIENCE ONLY. The headings for the paragraphs and provisions in this Master Lease, as well as the other documents constituting the Agreement, are intended solely for convenience of reference and are not intended nor shall they be used to construe, explain, modify or place any meaning upon any provisions hereof.

27. MODIFICATION. Neither this Master Lease or any other document or Supplement constituting the Agreement can be modified or amended except by written agreement signed and dated by both Lessor and Lessee.

28. COUNTERPARTS. This Master Lease and any other document or Supplement constituting the Agreement may be executed in any number of counterparts. Any document executed in counterparts shall remain one document. Each counterpart is an original instrument.

29. PROVISIONS SEVERABLE. Should any provision of the Agreement be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining provisions hereof.

30. ENTIRE AGREEMENT. This Master Lease, the Supplements, and all other documents constituting the Agreement constitute the entire agreement between the parties and no other representation or statements shall be deemed binding, nor shall there be any reliance by either Lessor or Lessee upon any representations, agreements, statements, promises, understandings, or inducements made which are not embodied in the written Agreement.

Executed on June 25, 1999, at San Diego (City), California (State)


               By execution hereof, the signer hereby certifies that he has read this Agreement, and that he is duly authorized to execute this Master Equipment Lease on behalf of Lessee.



                LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.
                        a California corporation


                        By:
                           ------------------------------------
                        Name:
                             ----------------------------------
                        Title:
                              ---------------------------------


                LESSOR: PENTECH FINANCIAL SERVICES, INC.
                        a California corporation


                        By:  /s/ BENJAMIN E. MILLERBIS
                           ------------------------------------
                        Name:  Benjamin E. Millerbis
                             ----------------------------------
                        Title:  President
                              ---------------------------------

                        PENTECH FINANCIAL SERVICES, INC.


                              ACCEPTANCE SUPPLEMENT


Supplement No. ONE to Master Equipment Lease No. 300261 Commencement Date JUNE 25, 1999. Expiration Date DECEMBER 1, 2002.

THIS ACCEPTANCE SUPPLEMENT is executed and delivered by PENTECH FINANCIAL SERVICES, INC., a California corporation ("Lessor") and THE LIGHTSPAN PARTNERSHIP, INC., a California corporation ("Lessee"), pursuant to and in accordance with the Master Equipment Lease dated JUNE 25, 1999 between Lessor and Lessee (the "Agreement"), terms defined therein being used herein with the same definitions.

A. The Equipment covered by this Acceptance Supplement is described as follows:


        See attached Equipment Schedule "A"

B. Lessee confirms that said equipment has been delivered to it, on the 29th day of April, 1999, duly assembled and installed in good working order and condition, at the following location:

        See attached Equipment Schedule "A"

C. Lessee hereby: (a) confirms that said Equipment is of the size, design, capacity and manufacture selected by it and meets the provisions of any purchase order pursuant to which Lessor has acquired title thereto; and (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Agreement as of the Commencement Date set forth above.

D. The term of lease of said Equipment under the Agreement shall commence as of the Commencement Date set forth above and, unless earlier terminated pursuant to the provisions of the Agreement, shall expire on the Expiration Date set forth above.

E. As rent for said Equipment throughout the term of lease referred to in the preceding paragraph D, Lessee shall pay to Lessor in accordance with the terms of the Agreement, 42 consecutive rental payments of $2,924.33. Rental payments shall be made monthly. The first Rent Payment Date shall be JULY 1, 1999, with subsequent rental payments commencing AUGUST 1, 1999, and continuing thereafter to and including DECEMBER 1, 2002. Lessee shall pay an Interim Rent of $97.48 PLUS TAX per day for the period from the Commencement Date to the first Rent Payment Date. Lessee shall pay a sales or use tax of $228.82 which shall be added to each Rent Payment.

F. The insurance required pursuant to Paragraph 11 of the Agreement shall include:

        1. PHYSICAL DAMAGE TO ALL EQUIPMENT LEASED UNDER THIS SUPPLEMENT:

        a. MINIMUM SCOPE OF COVERAGE: FIRE, EXTENDED COVERAGE, VANDALISM, THEFT, AND MALICIOUS MISCHIEF;

        b. Minimum Dollar Limits of Coverage: Not less than the higher of the Stipulated Loss Value at the time of payment to Lessor of insurance proceeds or fair market value immediately prior to the physical damage of each item of Equipment leased hereunder;

        c. Maximum Deductibles: Not more than $1,000.00 per occurrence. Lessee is liable for all deductible amounts.


        2.  PUBLIC LIABILITY.

        a. Minimum Scope of Coverage: Public liability including bodily injury and property damage;

        b. Minimum Dollar Limits of Coverage: (i) Bodily Injury: $1,000,000, per person per occurrence and $1,000,000, aggregate per occurrence; and (ii) Property Damage: $1,000,000, per occurrence;

        c. Maximum Deductibles: Not more than $1,000.00 per occurrence. Lessee is liable for all deductible amounts.

G. Lessor has made certain tax assumptions pursuant to Section 13 of the Agreement. These assumptions are as follows:

        1. The Accelerated Cost Recovery System (ACRS) property class for the Equipment is 5 years.

        2. The Depreciation Method is the method selected by the Lessor's tax department as being more favorable to Lessor, given the facts and circumstances of each transaction.

H. The purchase option price for the Equipment pursuant to paragraph 23 of the Agreement shall be the sum of $12,645.76.

        The purchase price shall be payable as set forth in Paragraph 23 of the Agreement.

I. All provisions of the Agreement are hereby incorporated by reference in this Acceptance Supplement to the same extent as if they were set forth at length herein.

APPROVED AND AGREED to by the parties hereto as of the Commencement Date set forth above.

LESSOR: PENTECH FINANCIAL SERVICES, INC.    LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.
a California corporation                    a California corporation

                                            The undersigned affirms that he is  duly authorized
                                            to execute and deliver this Acceptance Supplement
                                            on behalf of Lessee.



By: ____________________________________    By: ___________________________________


Name:     BENJAMIN E. MILLERBIS             Name: _________________________________


Title:    President                         Title: ________________________________

                        PENTECH FINANCIAL SERVICES, INC.

                             310 WEST HAMILTON AVE.
                                    SUITE 202
                               CAMPBELL, CA 95008
                                 (408) 378-2000

                                                              Lease No. 300261
                                                              Supplement No. ONE


                                  SCHEDULE "A"

Attachment to Supplement No. ONE , dated as of JUNE 25, 1999 to Lease Agreement No. 300261 between PENTECH FINANCIAL SERVICES, INC., a California Corporation, as Lessor, and THE LIGHTSPAN PARTNERSHIP, INC., a California corporation, as Lessee, dated as of JUNE 25, 1999.

VENDOR: BOISE CASCADE, FILE 42256, LOS ANGELES, CA 90074-2256, (714) 898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
2       E4  694L-L  FILE, LAT PY 4DWR L/L 42 HONIND
        REQ. PROD. # E4694LL
                                                                                   $869.25

VENDOR: COMP VIEW, 10035 SW ARCTIC DR., BEAVERTON, OR 97005, (503) 641-8439

EQUIPMENT LOCATION: 10801 AVENIDA PLAYA VERACRUZ, SAN DIEGO, CA 92124

QTY.    EQUIPMENT DESCRIPTION                     SERIAL NUMBER                INVOICE AMOUNT
----    ---------------------                     -------------                --------------
1       LCPIFSLP425Z  IFS LCD PRJ LP425Z          3DW91400025
        SVGA/900 LU

1       PTRCVI4141  TRACKMAN MOUSE 4141 FOR
        PC/WIN

1       CASIFSC134  IFS LP420 ATA CASE C134
        MANUFACTURER EXTENDED WARRANTY INCLUDED
                                                                                   $4,479.01

VENDOR: COMP VIEW, 10035 SW ARCTIC DR., BEAVERTON, OR 97005, (503) 641-8439

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
6       LCPIFSLP425Z  IFS LCD PRJ LP425Z          3DW91300299, 3DW91300666
        SVGA/900 LU                               3DW91400243, 3DW91400249
                                                  3DW91400257, 3DW91400274
1       LCPPRXDP9250  PROX LCD PROJ G9101481
        DP9250 1024X768

1       CASPRXA303  PRX 013 HRD TRVL CS
        58/59/92XX

1       PTRCVI4141  TRACKMAN MOUSE 4141
        FOR PC/WIN

1       SCRDAL78582  DALITE 78582
        INSTA-THEATER 60"
        MANUFACTURER EXTENDED WARRANTY INCLUDED
                                                                                   $32,954.68

                                                              Lease No. 300261
                                                              Supplement No. ONE



                                  SCHEDULE "A"
                                   Page 1 of 4

VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760)
        744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
1       HEWC4086A  HP LASERJET 8000N LASER PRINTER
                                                                                   $2,665.74


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
5       220-1394  DELL DIMENSION XPS T500MHZ       307VA, 307VE, 307VI
        PENTIUM III MINITOWER BASE                 307WA, 307WI
        WITH 512KCACHE

5       310-0050  INTELLIMOUSE, FACTORY INSTALLED

5       310-7002  KEYBOARD, FACTORY INSTALLED

5       311-0410  128MB, SDRAM MEMORY,
        FACTORY INSTALLED

5       313-0266  HARMAN/KARDON HK-195 SPEAKERS
        FACTORY INSTALLED

5       313-0622  TURTLE BEACH MONTEGO A3D 64
        VOICE PCI SOUND CARD, FACTORY INSTALLED

5       313-1086  40X MAX VARIABLE CD ROM
        FACTORY INSTALLED

5       313-3607  NO MODEM REQUESTED FOR DELL
        DIMENSION

5       320-1109  16MB STB NVIDIA TNT 3D AGP
        GRAPHICS CARD, FACTORY INSTALLED

5       320-3000  VIDEO READY OPTION W/O MONITOR

5       340-1581  20.4GB ULTRA ATA HARD DRIVE,
        FACTORY INSTALLED

5       340-2409  3.5", 1.44M, NO BEZEL FLOPPY DRIVE
        FACTORY INSTALLED

5       340-7775  IOMEGA ZIP 100MB INTERNAL DRIVE
        WITH ONE CARTRIDGE (NT), FACTORY INSTALLED

5       412-0203  MICROSOFT INTERNET EXPLORER 4.01 SP1A,
        CD WITH DOCS, US, ENGLISH, OEM PACKAGE
        FACTORY INSTALLED

5       420-1666  MICROSOFT WINDOWS NT4.0
        FACTORY INSTALLED

5       430-1550  3COM 3C905B TXB 10/100 WUOL
        NETWORK CARD, FACTORY INSTALLED

5       900-1600  SELECTCARE, INITIAL YEAR, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC

5       900-5112  NEXT BUSINESS DAY, PART DELIVERY SERVICE
        YEARS 2 & 3 INCLUDED

5       412-0071  MS OFFICE SMALL BUSINESS EDITION 97.2 CD
        & NO PRINTED MANUAL, US ENGLISH, FACTORY INSTALLED

5       412-0301  MS ENCARTA ENCYCLOPEDIA 99, CD & DOC,
        US ENGLISH, FACTORY INSTALLED

                                                              Lease No. 300261
                                                              Supplement No. ONE



                                  SCHEDULE "A"
                                   Page 2 of 4

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------

5       412-0524  MS OFFICE 2000 SMALL BUSINESS UPGRADE
        FLYER, US, ENGLISH
        SHIPPING/HANDLING
                                                                                   $11,949.55


VENDOR: CMPEXPRESS.COM, INC., P.O. BOX 54, DOWNINGTOWN, PA 19335, (800) 950-2671

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
1       546216  COLOR LASERJET 8500DN 6PPM 600DPI
        64MB LASERPRINTER
                                                                                   $8,112.75


VENDOR: CMPEXPRESS.COM, INC., P.O. BOX 54, DOWNINGTOWN, PA 19335, (800) 950-2671

EQUIPMENT LOCATION: 2001 WILSHIRE BLVD., #301, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
2       216878  PROLIANT 1600 6/450 64MB M1-512K
        MID SVR. CD

2       220922  SMART ARRAY 221 1CH PCI ULTRA2
        SCSI CONTR; 6MB

3       216795  128MB SDRAM DIMM 100MHZ
        PROLIANT 800 1600 1850R

6       215870  9.1GB PLUGABLE W/ULTRA SCSI3 HD
        1.0IN 7200RPM

1       076067  FIREWALL MODULE 50 USER

1       216864  6/450 512K PROC. OPT. KIT PROLIANT
        800 1600 1850R
                                                                                   $15,670.34


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847)
        465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER           INVOICE AMOUNT
----    ---------------------                           -------------           --------------
10      146424  IBM TP 600E 6/300 4GB 32MB  1S26453AU78NCP54, 1S26453AU78NCZ90
        24X, MFG. # 26453AU                 1S26453AU78NDB41, 1S26453AU78NDB52
                                            1S26453AU78NDK72, 1S26453AU78NDK77
                                            1S26453AU78NDN40, 1S26453AU78NDP80
                                            1S26453AU78NDT26, 1S26453AU78NDV43
        SHIPPING/HANDLING
                                                                                   $26,455.00

                                                              Lease No. 300261
                                                              Supplement No. ONE

                                  SCHEDULE "A"

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847)
        465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                     SERIAL NUMBER                 INVOICE AMOUNT
----    ---------------------                     -------------                 --------------
1       146488  SONY VAIO C1X PICTUREBOOK         S0131002675
        5/26, MFG. # PCG-C1X
                                                                                   $2,225.00

                                                  TOTAL FOR ALL INVOICES  $105,381.32
                                                                          ===========

LESSOR: PENTECH FINANCIAL SERVICES, INC.,         LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.,
A CALIFORNIA CORPORATION                          A CALIFORNIA CORPORATION


By:                                               By:
    ---------------------------------------           ---------------------------------------
Name:   Benjamin E. Millerbis                     Name:
      -------------------------------------              ------------------------------------
Title:  President                                 Title:
       ------------------------------------               -----------------------------------
Date:   June 25, 1999                             Date:  June 25, 1999
      -------------------------------------             -------------------------------------

                        PENTECH FINANCIAL SERVICES, INC.



MASTER EQUIPMENT LEASE NO. 300261

ACCEPTANCE SUPPLEMENT NO. ONE

                                   SCHEDULE C

                        STIPULATED LOSS PERCENTAGE VALUE

Terms defined in the Agreement shall have the same meanings when used herein.

----------------------------------------------------------------------------------------------------------
Rent Payment   Stipulated Loss          Rent Payment   Stipulated Loss     Rent Payment   Stipulated Loss
               Value Percentage                        Value Percentage                   Value Percentage

1              120.00                   22             78.00
2              118.00                   23             76.00
3              116.00                   24             74.00
4              114.00                   25             72.00
5              112.00                   26             70.00
6              110.00                   27             68.00
7              108.00                   28             66.00
8              106.00                   29             64.00
9              104.00                   30             62.00
10             102.00                   31             60.00
11             100.00                   32             58.00
12              98.00                   33             56.00
13              96.00                   34             54.00
14              94.00                   35             52.00
15              92.00                   36             50.00
16              90.00                   37             45.00
17              88.00                   38             40.00
18              86.00                   39             35.00
19              84.00                   40             30.00
20              82.00                   41             25.00
21              80.00                   42             20.00

Dated: June 25, 1999

LESSOR: PENTECH FINANCIAL SERVICES, INC.           LESSEE: THE LIGHTSPAN PARTNERSHIP, INC., A CALIFORNIA
A CALIFORNIA CORPORATION                           CORPORATION

                                                   The undersigned affirms that he is duly authorized to
                                                   execute and deliver this Acceptance Supplement on behalf
                                                   of Lessee.



By:                                                By:
    ---------------------------------------             ---------------------------------------
Title:  President                                  Title:
       ------------------------------------                ------------------------------------

                        PENTECH FINANCIAL SERVICES, INC.


                              ACCEPTANCE SUPPLEMENT

Supplement No. TWO to Master Equipment Lease No. 300261 Commencement Date JULY 1, 1999. Expiration Date DECEMBER 1, 2002.

THIS ACCEPTANCE SUPPLEMENT is executed and delivered by PENTECH FINANCIAL SERVICES, INC., a California corporation ("Lessor") and THE LIGHTSPAN PARTNERSHIP, INC., a California corporation ("Lessee"), pursuant to and in accordance with the Master Equipment Lease dated JUNE 25, 1999 between Lessor and Lessee (the "Agreement"), terms defined therein being used herein with the same definitions.

A.  The Equipment covered by this Acceptance Supplement is described as follows:

        See attached Equipment Schedule "A"

B. Lessee confirms that said equipment has been delivered to it, on the 25th day of June , 1999, duly assembled and installed in good working order and condition, at the following location:

        See attached Equipment Schedule "A"

C. Lessee hereby: (a) confirms that said Equipment is of the size, design, capacity and manufacture selected by it and meets the provisions of any purchase order pursuant to which Lessor has acquired title thereto; and (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Agreement as of the Commencement Date set forth above.

D. The term of lease of said Equipment under the Agreement shall commence as of the Commencement Date set forth above and, unless earlier terminated pursuant to the provisions of the Agreement, shall expire on the Expiration Date set forth above.

E. As rent for said Equipment throughout the term of lease referred to in the preceding paragraph D, Lessee shall pay to Lessor in accordance with the terms of the Agreement, 42 consecutive rental payments of $1,855.97. Rental payments shall be made monthly. The first Rent Payment Date shall be JULY 1, 1999, with subsequent rental payments commencing AUGUST 1, 1999, and continuing thereafter to and including DECEMBER 1, 2002. Lessee shall pay an Interim Rent of $61.87 PLUS TAX per day for the period from the Commencement Date to the first Rent Payment Date. Lessee shall pay a sales or use tax of $147.89 which shall be added to each Rent Payment.

F. The insurance required pursuant to Paragraph 11 of the Agreement shall include:

        1. PHYSICAL DAMAGE TO ALL EQUIPMENT LEASED UNDER THIS SUPPLEMENT:

        a. MINIMUM SCOPE OF COVERAGE: FIRE, EXTENDED COVERAGE, VANDALISM, THEFT, AND MALICIOUS MISCHIEF;

        b. Minimum Dollar Limits of Coverage: Not less than the higher of the Stipulated Loss Value at the time of payment to Lessor of insurance proceeds or fair market value immediately prior to the physical damage of each item of Equipment leased hereunder;

        c. Maximum Deductibles: Not more than $1,000.00 per occurrence. Lessee is liable for all deductible amounts.


        2. PUBLIC LIABILITY:

        a. Minimum Scope of Coverage: Public liability including bodily injury and property damage;

        b. Minimum Dollar Limits of Coverage: (I) Bodily Injury: $1,000,000. per person per occurrence and $1,000,000. aggregate per occurrence; and (ii) Property Damage: $1,000,000. per occurrence;

        c. Maximum Deductibles: Not more than $1,000.00 per occurrence. Lessee is liable for all deductible amounts.

G. Lessor has made certain tax assumptions pursuant to Section 13 of the Agreement. These assumptions are as follows:

        1. The Accelerated Cost Recovery System (ACRS) property class for the Equipment is 5 years.

        2. The Depreciation Method is the method selected by the Lessor's tax department as being more favorable to Lessor, given the facts and circumstances of each transaction.

H. The purchase option price for the Equipment pursuant to Paragraph 23 of the Agreement shall be the sum of $8,025.83.

        The purchase price shall be payable as set forth in Paragraph 23 of the Agreement.

I. All provisions of the Agreement are hereby incorporated by reference in this Acceptance Supplement to the same extent as if they were set forth at length herein.

APPROVED AND AGREED to by the parties hereto as of the Commencement Date set forth above.

LESSOR: PENTECH FINANCIAL SERVICES,     LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.
INC.                                    a California corporation
a California corporation
                                        The undersigned affirms that he is duly
                                        authorized to execute and deliver this
                                        Acceptance Supplement on behalf of
                                        Lessee.



By:                                     By:
   --------------------------------        -------------------------------------

Name:   BENJAMIN E. MILLERBIS           Name:   Kathleen R. McElwee
     ------------------------------          -----------------------------------

Title:  President                       Title:  VP Finance & CFO
      -----------------------------           ----------------------------------

                        PENTECH FINANCIAL SERVICES, INC.

                             310 WEST HAMILTON AVE.
                                    SUITE 202
                               CAMPBELL, CA 95008
                                 (408) 378-2000

                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

Attachment to Supplement No. TWO , dated as of JULY 1, 1999 to Lease Agreement No. 300261 between PENTECH FINANCIAL SERVICES, INC., a California Corporation, as Lessor, and THE LIGHTSPAN PARTNERSHIP, INC., a California corporation, as Lessee, dated as of JUNE 25, 1999.


VENDOR: THE GOOD GUYS/PHIL TISHKEVICH, WEST LOS ANGELES, CA 90064, (310)
441-4600

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                             SERIAL NUMBER          INVOICE AMOUNT
----    ---------------------                             -------------          --------------
4       PANPHO KXT2315  TELEPHONES
1       SONY-V SLV798HF  VIDEORECORDER                      0218639
                                                                                    $465.28

VENDOR: CIRCUIT CITY STORES, INC./PHIL TISHKEVICH, WEST LOS ANGELES, CA 90034-4203, (310) 391-3144

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                             SERIAL NUMBER          INVOICE AMOUNT
----    ---------------------                             -------------          --------------
1       SON KV27S45  27" TELEVISION                          8015278
                                                                                   $389.67

VENDOR: TELEMATION, 20371 LAKE FOREST DR., SUITE A-5, LAKE FOREST, CA 92630,
(949) 587-9966

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                             SERIAL NUMBER          INVOICE AMOUNT
----    ---------------------                             -------------          --------------
1       SS  SOUNDSTATION, STANDALONE, POLYCOM
1       TELEMATION CATALOG
        FREIGHT
                                                                                   $483.80

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                             SERIAL NUMBER          INVOICE AMOUNT
----    ---------------------                             -------------          --------------
2       106558  3COM SSI DUAL SPD HUB 500 24P; MFG.
        # 3C16611
        SHIPPING & HANDLING
                                                                                   $1,838.63

                                                              Lease No. 300261
                                                              Supplement No. TWO


                                  SCHEDULE "A"

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                  INVOICE AMOUNT
----    ---------------------                       -------------                  --------------
4       116405  IIYAMA VISIONMASTER 400 17IN        0107120050566, 0107120051420
        MFG. # S701GT                               0107120051421, 0107120051422
5       164481  BELKIN MULTIMED 104KEY W95 KB
        MFG. # F8E211
        SHIPPING & HANDLING
                                                                                     $1,667.82

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                  INVOICE AMOUNT
----    ---------------------                       -------------                  --------------
2       164481  BELKIN MULTIMED 104KEY W95 KB
        MFG. # F8E211
2       115531  MS INTELLIMOUSE V3.0 SER/PS2 W
        MFG. # 673-00089
2       116405  IIYAMA VISIONMASTER 400 17IN        0107120050565, 0107120050567
        MFG. # S701GT
        SHIPPING & HANDLING
                                                                                     $922.51


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 2001 WILSHIRE, #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                  INVOICE AMOUNT
----    ---------------------                       -------------                  --------------
1       112226  MS INTELLIMOUSE V3.0 SER/PS2 3
        MFG. # 874-00001
1       114379  IIYAMA VISIONMASTER 502 21IN        0105910027140
        MFG. # S102GT
        SHIPPING & HANDLING
                                                                                     $1,193.81



                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

VENDOR: CMPEXPRESS.COM, INC., P.O. BOX 54, DOWNINGTOWN, PA 19335, (800) 950-2671

EQUIPMENT LOCATION: 2001 WILSHIRE BLVD., #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                       INVOICE AMOUNT
----    ---------------------                       -------------                       --------------
3       888656  EXAPAK MAMMOTH EXATAPE
        W/10-AME170M 1-18C&1-DCH
1       083205  SMARTUPS 1000VA LINEINT 6RCPTL
        S/WINC 120VAC UPS
1       888220  EXB-220RK 8900S 8MM RM 400/800GB
        TDKIT FSCSI2
        SHIPPING
                                                                                          $11,110.86

VENDOR: CMPEXPRESS.COM, INC., P.O. BOX 54, DOWNINGTOWN, PA 19335, (800) 950-2671

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                       INVOICE AMOUNT
----    ---------------------                       -------------                       --------------
3       220922  SMART ARRAY 221 1CH PCI
        ULTRA2 SCSI CONTR 6MB
9       215870  9.1GB PLUGGABLE W/ULTRA 7200RPM    CAU45952228584K, 52229604
        1.0IN SCSI3 HD                             CAU45952229604E, CAU45952229818L
                                                   CAU45952228226D, UP10352228226D
                                                   CAU45952230329A, CAU459522300927
                                                   CAU459522303278
                                                                                          $8,037.00

VENDOR: CMPEXPRESS.COM, INC., P.O. BOX 54, DOWNINGTOWN, PA 19335, (800) 950-2671

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                       INVOICE AMOUNT
----    ---------------------                       -------------                       --------------
2       216877  PROLIANT 1850R 6/450 64MB M1-512K
        RM SVR CD
6       215870  9.1GB PLUGGABLE W/ULTRA 7200RPM     CAU45952224098G, CAU45952225128B
        1.0IN SCSI3 HD                              52223743, CAU45952224097F
                                                    68218123GA, 6821A089GA
2       220922  SMART ARRAY 221 1CH PCI ULTRA2      P1BA70C9IHP468
        SCSI CONTR 6MB                              P1BA70C9IHP1PR
2       019917  256MB RAM UPGRADE
        SHIPPING
                                                                                          $14,271.69


                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 2001 WILSHIRE BLVD., #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                       INVOICE AMOUNT
----    ---------------------                       -------------                       --------------
1       HEWC4086A  HP LASERJET 8000N LASER PRINTER  USHF000793
                                                                                          $2,656.04

VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                       INVOICE AMOUNT
----    ---------------------                       -------------                       --------------
3       IIYA901HT  IIYAMA VISIONMASTER PRO 450      450-10028182, 450-10028127
        19" MONITOR                                 450-10028181
2       IIYA101GT  IIYAMA VISIONMASTER PRO 501      501-10010282
        21" MONITOR                                 501-10010281
        FREIGHT
                                                                                          $4,195.22

VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                       SERIAL NUMBER                       INVOICE AMOUNT
----    ---------------------                       -------------                       --------------
2       COM313618-B21  COMPAQ PROLIANT 1600R 6/450
        PROCESSOR MODULE
                                                                                          $2,788.57

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                           SERIAL NUMBER                   INVOICE AMOUNT
----    ---------------------                           -------------                   --------------
1       220-1392  DELL DIMENSION XPS T500MHZ              049TJ
        PENTIUM III MINITOWER BASE WITH 512K CACHE
1       310-0050  INTELLIMOUSE, FACTORY INSTALLED
1       310-7004  WINDOWS MECHANICAL KEYBOARD
        FACTORY INSTALLED
1       311-6377  256MB, SDRAM MEMORY,
        FACTORY INSTALLED
1       313-0266  HARMAN/KARDON HK-195 SPEAKERS
        FACTORY INSTALLED
1       313-1087  40X MAX VARIABLE CD ROM
        FACTORY INSTALLED
1       313-3607  NO MODEM REQUESTED FOR DELL
        DIMENSION
1       313-4523  INTEGRATED SOUND FOR DELL DIMENSION

                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
1       320-0066  19" (18.0" VIEWABLE, .26DP) TRINITRON
        P990 MONITOR
1       320-3225  16MB DIAMOND VIPER TNT AGP
        GRAPHICS CARD, FACTORY INSTALLED
1       340-1581  20.4GB ULTRA ATA HARD DRIVE,
        FACTORY INSTALLED
1       340-2409  3.5", 1.44M, NO BEZEL FLOPPY DRIVE
        FACTORY INSTALLED
1       340-7775  IOMEGA ZIP 100MB INTERNAL DRIVE
        WITH ONE CARTRIDGE (NT), FACTORY INSTALLED

1       412-0203  MICROSOFT INTERNET EXPLORER 4.01 SP1A,
        CD WITH DOCS, US, ENGLISH, OEM PACKAGE
        FACTORY INSTALLED
1       420-1666  MICROSOFT WINDOWS NT4.0
        FACTORY INSTALLED
1       430-1550  3COM 3C905B TXB 10/100 WUOL
        NETWORK CARD, FACTORY INSTALLED
1       900-1600  SELECTCARE, INITIAL YEAR, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
1       900-5112  NEXT BUSINESS DAY, PARTS DELIVERY SERVICE
        YEARS 2 & 3 INCLUDED
1       412-0071  MS OFFICE SMALL BUSINESS EDITION 97.2 CD
        & NO PRINTED MANUAL, US ENGLISH, FACTORY INSTALLED
1       412-0301  MS ENCARTA ENCYCLOPEDIA 99, CD & DOC,
        US ENGLISH, FACTORY INSTALLED
1       412-0524  MS OFFICE 2000 SMALL BUSINESS UPGRADE
        FLYER, US, ENGLISH
        SHIPPING/HANDLING
                                                                                                    $3,149.60

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
2       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    0C13V, 0C13X
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
2       310-1234  WIN95 104 KEY KEYBOARD
        FACTORY INSTALLED
2       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
2       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
2       311-0510  128MB, NON-ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
2       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
2       313-0525  14-32X IDE CD ROM, FACTORY INSTALLED

                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
2       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
2       340-0657  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED
2       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
2       420-0102  WINDOWS NT WORKSTATION 4.0 CD
        CD DOCUMENTATION, FACTORY INSTALLED
2       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
2       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2       900-1900  SELECTCARE, NEXT BUSINESS DAY ON-SITE

        SERVICE, INITIAL YEAR BSC
2       900-1902  SELECTCARE, NEXT BUSINESS DAY ON-SITE
        SERVICE, 2 YEAR EXTENDED, BSC
        SHIPPING/HANDLING
                                                                                                  $4,920.09

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 2001 WILSHIRE BLVD., #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
2       220-2805 DELL PIII 450K GX1/T+ BASE W/4MB                     0M010, 0M012
        VIDEO MEMORY, INTEGRATED AUDIO,
        512K CACHE, INTEGRATED 10/100 WUOL NETWORKING
2       310-1234  QUIETKEY SPACESAVER 104-KEY KEYBOARD,
        OPTIPLEX, FACTORY INSTALLED
2       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
2       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
2       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
2       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
2       313-0287  AZTECH DATA/FAX 56K V.90, PCI
        MODEM, OPTIPLEX, FACTORY INSTALLED
2       313-0524  14-32X, IDE, CD-ROM, INTEGRATED SOUND,
        FACTORY INSTALLED
2       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
2       340-0701  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED

                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
2       340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS
        ONLY, WINDOWS NT 4.0, FACTORY INSTALLED
2       340-0984 10GB HARD DRIVE, EIDE, 7200 RPM,
        GX1, FACTORY INSTALLED
2       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
2       420-0387  NT4 SERVICE PACK 4 OPTIPLEX, ENGLISH
        FACTORY INSTALLED
2       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS
        3PCI/2 SHARED/2 ISA WAKE UP ON LAN, FACTORY INSTALLED
2       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
2       900-2912  SELECTCARE, 2 YEAR EXTENDED,
        NEXT BUSINESS DAY ON-SITE SERVICE CONTRACT, BSC
1       220-2815  DELL PIII 500K GX1/T+ BASE W/4MB                       0M5RJ
        VIDEO MEMORY, INTEGRATED AUDIO, 512K CACHE,
        INTEGRATED 10/100 WUOL NETWORKING
1       310-1234  QUIETKEY SPACESAVER 104-KEY KEYBOARD,
        OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1

        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
1       311-0519  128MB, ECC, SDRAM, 1 DIMM UPGRADE,
        GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0287  AZTECH DATA/FAX 56K V.90, PCI
        MODEM, OPTIPLEX, FACTORY INSTALLED
1       313-0524  14-32X, IDE, CD-ROM, INTEGRATED SOUND,
        FACTORY INSTALLED
1       320-1603  STB NVIDIA TNT 16MB PCI GRAPHICS CARD
        FOR OPTIPLEX GX1 SYSTEMS, FACTORY INSTALLED
1       320-3316  MONITOR OPTION-NONE
1       340-0701  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED
1       340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS
        ONLY, WINDOWS NT 4.0, FACTORY INSTALLED
1       340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM,
        GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS
        3 PCI/2 SHARED/2 ISA WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC

                                                              Lease No. 300261
                                                              Supplement No. TWO

                                  SCHEDULE "A"

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
1       900-2912  SELECTCARE, 2 YEAR EXTENDED,
        NEXT BUSINESS DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                  $8,441.11

VENDOR: ZONES, 707 SOUTH GRADE WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER             INVOICE AMOUNT
----    ---------------------                                         -------------             --------------
1       A 46791  SONY MULTISCAN 200ES 17" MONITOR                      S014379549R
1       P 02424  BELKIN ULTRABOARD WIN 95 KEYBOARD
        SHIPPING & HANDLING
                                                                                                   $350.18

                                                                     TOTAL FOR ALL INVOICES        $66,881.88

LESSOR: PENTECH FINANCIAL SERVICES,     LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.,
INC.,                                   A CALIFORNIA CORPORATION
A CALIFORNIA CORPORATION

By:                                          By:
   --------------------------------             --------------------------------

Name:     Benjamin E. Millerbis              Name:     Kathleen R. McElwee
     ------------------------------               ------------------------------

Title:    President                          Title:    VP Finance & CFO
      -----------------------------                -----------------------------

Date:     July 1, 1999                       Date:     July 1, 1999
     ------------------------------               ------------------------------

                        PENTECH FINANCIAL SERVICES, INC.



MASTER EQUIPMENT LEASE NO. 300261

ACCEPTANCE SUPPLEMENT NO. TWO
                                   SCHEDULE C

                        STIPULATED LOSS PERCENTAGE VALUE

Terms defined in the Agreement shall have the same meanings when used herein.

---------------------------------------------------------------------------------------------------------------
Rent Payment   Stipulated Loss          Rent Payment   Stipulated Loss          Rent Payment   Stipulated Loss
               Value Percentage                        Value Percentage                        Value Percentage
1              120.00                   22             78.00
2              118.00                   23             76.00
3              116.00                   24             74.00
4              114.00                   25             72.00
5              112.00                   26             70.00
6              110.00                   27             68.00
7              108.00                   28             66.00
8              106.00                   29             64.00
9              104.00                   30             62.00
10             102.00                   31             60.00
11             100.00                   32             58.00
12              98.00                   33             56.00
13              96.00                   34             54.00
14              94.00                   35             52.00
15              92.00                   36             50.00
16              90.00                   37             45.00
17              88.00                   38             40.00
18              86.00                   39             35.00
19              84.00                   40             30.00
20              82.00                   41             25.00
21              80.00                   42             20.00

Dated: July 1, 1999

LESSOR: PENTECH FINANCIAL SERVICES,     LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.,
INC. A CALIFORNIA CORPORATION           A CALIFORNIA CORPORATION

                                        The undersigned affirms that he is duly
                                        authorized to execute and deliver this
                                        Acceptance Supplement on behalf of
                                        Lessee.


By:                                     By:
   --------------------------------        -------------------------------------

Title:     President                    Title:     VP Finance & CFO
      -----------------------------           ----------------------------------

                        PENTECH FINANCIAL SERVICES, INC.


                              ACCEPTANCE SUPPLEMENT

Supplement No. THREE to Master Equipment Lease No. 300261

Commencement Date SEPTEMBER 1, 1999          Expiration Date FEBRUARY 28, 2003

THIS ACCEPTANCE SUPPLEMENT is executed and delivered by PENTECH FINANCIAL SERVICES, INC., a California Corporation ("Lessor") and THE LIGHTSPAN PARTNERSHIP, INC., a California Corporation ("Lessee"), pursuant to and in accordance with the Master Equipment Lease with effective date of June 25, 1999 between Lessor and Lessee (the "Agreement"), terms defined therein being used herein with the same definitions.

A. The Equipment covered by this Acceptance Supplement is described on the Equipment Schedule attached hereto as Exhibit A and made a part hereof by reference.

B. Lessee confirms that on the date of execution of this Acceptance Supplement, the Equipment listed on the attached Equipment Schedule (Exhibit A) has been delivered to it, duly assembled and installed in good working order and condition, in the location specified on the attached Equipment Schedule (Exhibit
A).

C. Lessee hereby: (a) confirms that said Equipment is of the size, design, capacity and manufacture selected by it and meets the provisions of any purchase order pursuant to which Lessor has acquired title thereto; and (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Agreement as of the Commencement Date set forth above.

D. The term of lease of said Equipment under the Agreement shall commence as of the Commencement Date set forth above and, unless earlier terminated pursuant to the provisions of the Agreement, shall expire on the Expiration Date set forth above.

E. As rent for said Equipment throughout the term of lease referred to in the preceding paragraph D, Lessee shall pay to Lessor in accordance with the terms of the Agreement, 42 consecutive rental payments of $3,722.25. Rental payments shall be made monthly . The first Rent Payment Date shall be SEPTEMBER 1, 1999, with subsequent rental payments commencing OCTOBER 1, 1999, and continuing thereafter to and including FEBRUARY 1, 2003. Lessee shall pay an Interim Rent of $124.08 plus tax for the period from the Commencement Date to the first Rent Payment Date. Lessee shall pay a sales or use tax of $288.80 which shall be added to each Rent Payment.

F. The insurance required pursuant to Paragraph 11 of the Agreement shall include:

        1. PHYSICAL DAMAGE TO ALL EQUIPMENT LEASED UNDER THIS SUPPLEMENT:

        a. Minimum Scope of Coverage: Fire, extended coverage, vandalism, theft, and malicious mischief;

        b. Minimum Dollar Limits of Coverage: Not less than the higher of the Stipulated Loss Value at the time of payment to Lessor of insurance proceeds or fair market value immediately prior to the physical damage of each item of Equipment leased hereunder;

        c. Maximum Deductibles: Not more than $1,000.00 per occurrence. Lessee is liable for all deductible amounts.

        2.  PUBLIC LIABILITY.

        a. Minimum Scope of Coverage: Public liability including bodily injury and property damage;

        b. Minimum Dollar Limits of Coverage: (i) Bodily Injury: $1,000,000, per person per occurrence and $1,000,000, aggregate per occurrence; and (ii) Property Damage: $1,000,000, per occurrence;

        c. Maximum Deductibles: Not more than $1,000.00 per occurrence. Lessee is liable for all deductible amounts.

G. Lessor has made certain tax assumptions pursuant to Section 13 of the Agreement. These assumptions are as follows:

        1. The Accelerated Cost Recovery System (ACRS) property class for the Equipment is five years.

        2. The Depreciation Method is the method selected by the Lessor's tax department as being more favorable to Lessor, given the facts and circumstances of each transaction.

H. The purchase option price for the Equipment pursuant to paragraph 23 of the Agreement shall be $16,096.23. The purchase price shall be payable as set forth in Paragraph 23 of the Agreement.

I. All provisions of the Agreement are hereby incorporated by reference in this Acceptance Supplement to the same extent as if they were set forth at length herein.

APPROVED AND AGREED to by the parties hereto as of the Commencement Date set forth above.

LESSOR:                                      LESSEE:
PENTECH FINANCIAL SERVICES, INC.             THE LIGHTSPAN PARTNERSHIP, INC.
a California corporation                     a California corporation

                                             The undersigned affirms that he is
                                             duly authorized to execute and
                                             deliver this Acceptance Supplement
                                             on behalf of Lessee.



By:                                          By:
   --------------------------------             --------------------------------
        BENJAMIN E. MILLERBIS
Title:  President                            Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                        PENTECH FINANCIAL SERVICES, INC.

                             310 WEST HAMILTON AVE.
                                    SUITE 202
                               CAMPBELL, CA 95008
                                 (408) 378-2000

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"

Attachment to Supplement No. THREE , dated as of SEPTEMBER 1, 1999 to Lease Agreement No. 300261 between PENTECH FINANCIAL SERVICES, INC., a California Corporation, as Lessor, and THE LIGHTSPAN PARTNERSHIP, Inc., a California corporation, as Lessee, dated as of JUNE 25, 1999.

VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
4        E4 919492 RALL, DBL F/42"W LATFILE
2        E4 692L-I FILE, LAT PY 2 DWR L/L 42
1        E4 314PL FILE, 4DWR LTR PY W/LOK                                              $713.50


VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        E4 4430D GLOBAL P/N E44430D OBUS CHAIR, HIGHBACK
         W/ADJ. ARMS; FINISH: BLACK; FABRIC: GR.5 #788 NICKEL
1        Z7 DLVRY BLANKETWRAP M & M                                                    $523.67


VENDOR: PROSCREEN INC./NORMAN MCKEITHAN, 10 CRATER LAKE AVE., MEDFORD, OR 97504,
FAX: 541-779-6959

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        PROSCREEN CUSTOM REAR PROJECTION SCREEN
         26" X 34" X 1/4"  1.8 GAIN
         HCWA PER NORMAN MCKEITHAN REAR SCREEN ORDER
         FREIGHT
                                                                                       $216.48


VENDOR: ERGOTRON/NORMAN MCKEITHAN, 1181 TRAPP RD., ST. PAUL, MN 55121, (651) 681-7600

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        45-007-099-02  12" TRPL, 75X75, RON, APG
         MOUNTS FOR BOOTH
         FREIGHT
                                                                                       $653.83


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"

VENDOR: CARVIN CORPORATION/NORMAN MCKEITHAN, 12340 WORLD TRADE DR., SAN DIEGO, CA 92128, (619) 487-1600

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        P5-150-2 TWO PM5 SPKRS W/HT150 AMP
1        HT150 POWER AMP 150W W/3 YR. WARRANTY                       164424
2        PM5-B SPEAR 2-WAY 5.25" BLK CAB                             00097 & 00098
1        9000LP WIRELESS SYS VHF LAVALIER MIC                        44201010078
                                                                                       $646.39


VENDOR: GUITAR CENTER/NORMAN MCKEITHAN, CENTER DR., MARCOS, CA 92069, (619) 735-8050

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        SPIRIT RW5353 FOLIO NOTEPAD 6 CHNL MIXER                    008616
         SKU# 8535002111
1        PROCO EXM5 5' MIC CABLE
         SKU# 0818176000
                                                                                       $200.39


VENDOR: GUITAR CENTER/NORMAN MCKEITHAN, CENTER DR., MARCOS, CA 92069, (619) 735-8050

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        MID ATLANTIC CLAW CABLE ORGANIZER
                                                                                       $6.35


VENDOR: GUITAR CENTER/NORMAN MCKEITHAN, CENTER DR., MARCOS, CA 92069, (619) 735-8050

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        AT DR8HPROW HEADSET MIC; SKU# 8899494000                    00088
1        AT CP8201 LINE TRANSFORMER; SKU# 9072570000
1        DIGITAL REFERENCE DR8HPRO HEADSET MIC
         SKU# 5460595000
1        AT DRLW CONDENSER LAV MIC; SKU# 0980521000
1        SKB RACK4 17 3/4" 4 SPACE RO TO RACK CAS
         SKU# 1446752000
1        AT DR5500 UHF UNIPACK WIRELESS SYS                          7450180
         SKU# 8084974112
1        MACKIE 1202VLZPRO 12 CHNL CO MPACT MIXER                    BU16802
         SKU# 0460333112
                                                                                       $1,081.73


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"

VENDOR: WAREHOUSE SOUND & LIGHTS/NORMAN MCKEITHAN, 8470 PRODUCTION AVE., SUITE A, SAN DIEGO, CA 92121

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        SAMSON MIXPAD 4                                             M48L1024
1        YAMAHA MS202II  POWERED SPEAKER                             PK01427
1        AUDIO-TECHNICA PRO8HEX MIC                                  00096
1        CU MT101 TRANSFORMER
2        SL23 CABLES
                                                                                       $513.95


VENDOR: WAREHOUSE SOUND & LIGHTS/NORMAN MCKEITHAN, 8470 PRODUCTION AVE., SUITE A, SAN DIEGO, CA 92121

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        YAMAHA MS202II POWERED SPEAKER                              OY01157
1        AUDIO-TECHNICA PRO8HEX MIC                                  00087
1        CU MT101 TRANSFORMER
2        MDP PLUGS
                                                                                       $309.76


VENDOR: CMS COMMUNICATIONS, INC., 715 GODDARD AVE., CHESTERFIELD, MO 63005,
(314) 530-1320

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
3        03-3233-6SBN  8405D PLUS W/D SPEAKER-BLCK-NEW
         SHIPPING
                                                                                       $1,349.88


VENDOR: CMS COMMUNICATIONS, INC., 715 GODDARD AVE., CHESTERFIELD, MO 63005,
(314) 530-1320

EQUIPMENT LOCATION: 2001 WILSHIRE BLVD., #300, SANTA MONICA, CA 90403-5640

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
5        03-3156-06B  MLX-10DP DISPLAY BLACK
         SHIPPING
                                                                                       $1,424.00

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: BUY.COM/PHIL TISHKEVICH, 1681 GRAND AVE., SAN DIEGO, CA 92109

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                      SERIAL NUMBER                   INVOICE AMOUNT
----     ---------------------                      -------------                   --------------
10       (C5894A"ABA) SKU# 10009729  DESKJETS       SMX8AB1S17X, SMX8AD1S0DT
         710C 600DPI 6PPM IN BLACK & 3PPM           SMX8AD1S0FB, SMX8AD1S0FD
         IN COLOR                                   SMX8AD1S0FQ, SMX8AD1S0F
                                                    SMX8AD1S0F5, SMX8AD1S07S
                                                    SMX8A11S1FX, SMX8A11S16V
         SHIPPING/HANDLING
                                                                                       $1,871.40


VENDOR: COMP VIEW, INC., 10035 SW ARCTIC DR., BEAVERTON, OR 97005, (503)
641-8439

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        LCPIFSLP425Z  IFS LCD PRJ LP425Z                         3DW92500309
         SVGA (INCLUDES EXTENDED WARRANTY)
         FREIGHT
                                                                                       $4,066.19


VENDOR: COMP VIEW, INC., 10035 SW ARCTIC DR., BEAVERTON, OR 97005, (503)
641-8439

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        PLASMA SCREEN 40" PIONEER SYNC
1        WALL MOUNT
         FREIGHT
                                                                                       $8,659.11


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB               12UVT
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0525  14-32X IDE CD ROM, FACTORY INSTALLED

1        320-0220  4MB VIDEO MEMORY UPGRADE
         FACTORY INSTALLED
1        320-5451  17" DELL M770, 16.0" VIEWABLE IMAGE SIZE,
         COLOR MONITOR, OPTIPLEX, FACTORY INSTALLED
1        340-0657  3.5" 1.44 MB FLOPPY DRIVE
         FACTORY INSTALLED
1        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
1        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
1        900-2051  BASIC DESKTOP OR NOTEBOOK SET-UP WITH
         NETWORK CONNECT, QUANTITY 1, WANG
         SHIPPING/HANDLING
                                                                                       $2,289.37


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                  16EJ2
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-1234  QUIETKEY SPACESAVER 104-KEY
         KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1        320-0120  ULTRASCAN 1000HS, 17" MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1        320-0220  4MB VIDEO MEMORY UPGRADE
         FACTORY INSTALLED
1        340-0657  3.5" 1.44 MB FLOPPY DRIVE
         FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
1        420-0102  WINDOWS NT WORKSTATION 4.0 CD
         CD DOCUMENTATION, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED

1        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $2,251.92


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801 DELL PIII 500K GX1/T+ BASE W/4MB                   162N1
         VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0510  128MB, NON-ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1        311-0516  128MB NON-ECC, SDRAM, 1 DIMM
         UPGRADE, GX1, 350+MHZ, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0287  AZTECH DATA/FAX 56K V.90, PCI
         MODEM, OPTIPLEX, FACTORY INSTALLED
1        313-0526  14-32X IDE CD ROM, FACTORY INSTALLED
1        320-1603  STB NVIDIA TNT 16MB PCI GRAPHICS
         CARD, FOR OPTIPLEX GX1 SYSTEMS, FACTORY INSTALLED
1        320-3316  MONITOR OPTION-NONE
1        340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1        340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS
         ONLY WINDOWS NT 4.0, FACTORY INSTALLED
1        340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM,
         GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH,
         FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        430-0118  ACTIVE EXPANSION RISER FOR GX1 M/T
         SYSTEMS, 3 PCI/2 SHARED/2 ISA WAKE UP ON LAN
         FACTORY INSTALLED
1        900-1540  4-HOUR/5X10 PARTS AND LABOR ON-SITE
         SERVICE, INITIAL YEAR, WANG
1        900-1542  4-HOUR/5X10 PARTS AND LABOR ON-SITE
         SERVICE, 2 YEAR EXTENDED, WANG
         SHIPPING/HANDLING
                                                                                       $3,024.47

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        151752  CPQ TFT 8000 OPAL FLAT PANEL 1                   912EA33GH833
         MFG# 307906-001                                          912EA33GI498
         SHIPPING & HANDLING
                                                                                       $6,178.39


VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        S E4 12AAT10X  LUXSTEEL, P/N E412AAT10X
         CHAIR WITH ADJ. ARMS, 3" SEAT W/SLIDING
         SEATPAN, FABRIC:  CREPE/GRAPHITE
                                                                                       $585.60


VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        E4 694L-L  FILE, LAT. PY 4DWR L/L 42
                                                                                       $434.77


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        S E4 1204225  EQUIP. DIST. BOOKCASE, OAK
2        E4 5901AB12T  CHAIR, TASK SWIVEL GY
2        E4 5995T  ARM, T ADJ.-HT F/5900 BK
1        Z7   DELIVERY & BLANKETWRAP/M & M
                                                                                       $468.25


VENDOR: BUY.COM/PHIL TISHKEVICH, 1681 GRAND AVE., SAN DIEGO, CA 92109

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                       SERIAL NUMBER                  INVOICE AMOUNT
----     ---------------------                       -------------                  --------------
11       (C5894A"ABA) SKU# 10009729  DESKJETS        SHU94S1N02G, SHU94S1N02S
         710C 600DPI 6PPM IN BLACK & 3PPM            SHU94S1N022, SHU94S1N03B
         IN COLOR                                    SHU94S1N03C, SHU94S1N03
                                                     SHU94S1N038, SHU94S1N04C
                                                     SHU94S1N04Y, SHU94S1N055
                                                     SHU94S1N056
         SHIPPING/HANDLING
                                                                                       $1,663.04


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                       SERIAL NUMBER                  INVOICE AMOUNT
----     ---------------------                       -------------                  --------------
2        116406  IIYAMA VISIONMASTER PRO 400 17      0107010002289
         MFG# - A701GT                               0107010003062
         SHIPPING/HANDLING
                                                                                       $809.22


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        116406  IIYAMA VISIONMASTER PRO 400 17                   002552180
         MFG# - A701GT
         SHIPPING/HANDLING
                                                                                       $407.49


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        114019  SEAGATE 18GB U/W SCSI HD                         LKF45292
         MFG# - ST118202LW
         SHIPPING/HANDLING
                                                                                       $956.46


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        171054  APPLE PM MT G3/350 6GB 64MB CD                   SSG9188FTGHZ
         MFG# - M7556LL/A
1        145682  SIMPLE 64MB APPLE G3 BLUE & WH
         MFG# - STA-MACG3/64
         SHIPPING/HANDLING
                                                                                       $1,725.81


VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 2000 WILSHIRE BLVD., #320, SANTA MONICA, CA 90403

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        IIYA101GT  IIYAMA VISIONMASTER PRO 501                   10010243
         21" MONITOR
         FREIGHT
                                                                                       $942.50


VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
3        IBM26453AU  IBM THINKPAD 600E 6/300 MODEL                   78NLM17
         32MB RAM/4GB HARD DRIVE, 13.3" ACTIVE COLOR                 78NLM37
         NOTEBOOK COMPUTER, WIN 98                                   78NLN58
         FREIGHT
                                                                                       $9,591.88


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
3        IBM26453AU IBM THINKPAD 600E 6/300 MODEL                    78-PPD01
         32MB RAM/4GB HARD DRIVE, 13.3" ACTIVE COLOR                 78-PPF01
         NOTEBOOK COMPUTER, WIN 98                                   78-WYW93
         FREIGHT
                                                                                       $9,742.50


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                  1B4K3
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING

1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1        320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1        320-0220  4MB VIDEO MEMORY UPGRADE
         FACTORY INSTALLED
1        340-0657  3.5" 1.44 MB FLOPPY DRIVE
         FACTORY INSTALLED
1        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
1        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $2,128.92


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                  1B4L4
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1        320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1        320-0220  4MB VIDEO MEMORY UPGRADE
         FACTORY INSTALLED

1        340-0657  3.5" 1.44 MB FLOPPY DRIVE
         FACTORY INSTALLED
1        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
1        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $2,172.02


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        220-2805  DELL PIII 450K GX1/T+ BASE W/4MB               1BLPP & 1BLPT
         VIDEO MEMORY, INTEGRATED AUDIO, 512K CACHE,
         INTEGRATED 10/100 WUOL NETWORKING
2        310-1234  QUIETKEY SPACESAVER 104-KEY
         KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
2        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
2        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
2        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
2        313-0526  14-32X IDE CD ROM, FACTORY INSTALLED
2        320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2        320-0220  4MB VIDEO MEMORY UPGRADE
         FACTORY INSTALLED
2        340-0701  3.5" 1.44MB FLOPPY DRIVE
         FACTORY INSTALLED
2        340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS
         ONLY WINDOWS NT 4.0, FACTORY INSTALLED
2        340-0984 10GB HARD DRIVE, EIDE, 7200 PRM,
         GX1, FACTORY INSTALLED
2        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
2        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
2        430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
         3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY

         ON-SITE SERVICE CONTRACT, BSC
2        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $4,651.71


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        310-0183  AIRBORNE DOCUMENTATION, DELL DIRECT
1        320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
                                                                                       $402.99


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB  1D8IW
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1        320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1        320-0220  4MB VIDEO MEMORY UPGRADE
         FACTORY INSTALLED
1        340-0657  3.5" 1.44 MB FLOPPY DRIVE
         FACTORY INSTALLED
1        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
1        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS

         DAY ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                               $2,128.92


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2815  DELL PIII 500K GX1/T+ BASE W/4MB                  1FL98
         VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1        311-0519  128MB, ECC, SDRAM, 1 DIMM
         UPGRADE, GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        313-0554  17/40X CD-ROM, IDE, GX1 M/T, WITH
         AUDIO CARD, FACTORY INSTALLED
1        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1        320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
         SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
1        340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1        340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM
         GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK4, OPTIPLEX, ENGLISH,
         FACTORY INSTALLED
1        430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
         3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $2,981.45


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2815  DELL PIII 500K GX1/T+ BASE W/4MB                  1K287
         VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE,

         INTEGRATED 10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1        311-0519  128MB, ECC, SDRAM, 1 DIMM
         UPGRADE, GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0555  17/40X CD-ROM, IDE, GX1 M/T, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
1        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1        320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
         SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
1        340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1        340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM
         GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        420-0387  NT4 SERVICE PACK4, OPTIPLEX, ENGLISH,
         FACTORY INSTALLED
1        430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
         3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $3,013.78


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                  1M7U8 & 1M7UV
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
2        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
2        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
2        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
2        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
2        313-0287  AZTECH DATA/FAX 56K V.90, PCI


         MODEM, OPTIPLEX, FACTORY INSTALLED
2        313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
2        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
2        320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
         SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
2        340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED
2        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
2        420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
2        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
2        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
2        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $4,864.42

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                     SERIAL NUMBER                   INVOICE AMOUNT
----     ---------------------                                     -------------                   --------------
8        220-2815 DELL PIII 500K GX1/T+ BASE W/4MB                 20QHN, 20QHT, 20QHX VIDEO
         MEMORY, INTEGRATED AUDIO 512K CACHE,                      20QI2, 20QK4, 20QK9 INTEGRATED
         10/100 WUOL NETWORKING                                    20QKG, 20QKJ
8        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
8        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
8        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
8        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
8        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
8        311-0519  128MB, ECC, SDRAM, 1 DIMM
         UPGRADE, GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
8        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
8        313-0555  17/40X CD-ROM, IDE, GX1 M/T, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
8        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
8        320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
         SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
8        340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
8        340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM
         GX1, M/T, OPTIPLEX, FACTORY INSTALLED
8        420-0153  WINDOWS NT, NTFS FILE SYSTEM
         FACTORY INSTALLED
8        420-0387  NT4 SERVICE PACK4, OPTIPLEX, ENGLISH,
         FACTORY INSTALLED
8        430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
         3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
8        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
8        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC

         SHIPPING/HANDLING
                                                                                       $24,110.28


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                  21ZK8
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
1        320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1        340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED
1        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
1        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $2,161.25


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB               22A4M & 22A4Q
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
2        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2        310-2268  REDUCED DOCUMENTATION FOR GX1

         SYSTEMS, FACTORY INSTALLED
2        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
2        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
2        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
2        313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
2        320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
2        340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER (CONTINUED)

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
         HL OPTIPLEX, FACTORY INSTALLED
2        420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
2        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
2        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
2        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $4,322.52


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        220-2801  DELL PIII 450K GX1/L+ BASE W/4MB               24881 & 24884
         VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
         10/100 WUOL NETWORKING
2        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
2        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
2        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+, FACTORY INSTALLED
2        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
2        313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
2        320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
2        340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED
2        340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,

         HL OPTIPLEX, FACTORY INSTALLED
2        420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
2        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
2        430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
         1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
2        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $4,322.52

                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        220-2815  DELL PIII 500K GX1/T+ BASE W/4MB                  2A1R0
         VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE,
         INTEGRATED 10/100 WUOL NETWORKING
1        310-0038  PERFORMANCE MECHANICAL 104-KEY
         FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1        310-2268  REDUCED DOCUMENTATION FOR GX1
         SYSTEMS, FACTORY INSTALLED
1        310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1        310-3641 OPEN MANAGE CLIENT, WEST,
         NO DISKETTE, FACTORY INSTALLED
1        311-0513  128MB, ECC, SDRAM, 1 DIMM,
         100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1        313-0276  HARMON KARDON HK195 SPEAKERS
         FOR DELL OPTIPLEX, FACTORY INSTALLED
1        313-0555  17/40X CD-ROM, IDE, GX1 M/T, WITH
         INTEGRATED SOUND, FACTORY INSTALLED
1        320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
         WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1        320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1        340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1        340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS ONLY
         WINDOWS NT 4.0, FACTORY INSTALLED
1        340-0984 10GB HARD DRIVE, EIDE, 7200 PRM,
         GX1, FACTORY INSTALLED
1        420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
1        420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
         FACTORY INSTALLED
1        430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
         3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1        900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
         ON-SITE SERVICE CONTRACT, BSC
1        900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
         DAY ON-SITE SERVICE CONTRACT, BSC
         SHIPPING/HANDLING
                                                                                       $2,678.18


VENDOR: UBID, 135 LA SALLE, DEPARTMENT 1736, CHICAGO, IL 60674-1736, (800) 317-7995

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------

1        50835-1451-169  PDC-3000 2 MILLION PIXEL
         1600X1200
         SHIPPING/HANDLING
                                                                                       $575.96


                                                                Lease No. 300261
                                                            Supplement No. THREE

                                   EXHIBIT "A"


VENDOR: ZONES, 707 SOUTH GRADY WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
1        M 108066 APPLE POWERBOOK G3/333 64/4.0                   SQT9233DSEXW
         512K CD
                                                                                       $2,458.00


VENDOR: ZONES, 707 SOUTH GRADY WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                    SERIAL NUMBER     INVOICE AMOUNT
----     ---------------------                                    -------------     --------------
2        P 00101815  TPAD 600E P2-300  32/4.0                     1S26453AU78NMH72
         24CD 56K 13.3TFT                                         1S26453AU78TPL10
                                                                                       $5,236.00


VENDOR: ZONES, 707 SOUTH GRADY WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.     EQUIPMENT DESCRIPTION                                SERIAL NUMBER         INVOICE AMOUNT
----     ---------------------                                -------------         --------------
1        P 00101815  TPAD 600E P2-300  32/4.0                 1S26453AU78NMD61
         24CD 56K 13.3TFT
                                                                                       $2,618.00


                                           TOTAL FOR ALL INVOICES                      $134,135.22


LESSOR: PENTECH FINANCIAL SERVICES,     LESSEE: THE LIGHTSPAN PARTNERSHIP,
        INC.,                                   INC.,
        A CALIFORNIA CORPORATION                A CALIFORNIA CORPORATION


By:                                     By:
   ----------------------------------      -----------------------------------

Name: Benjamin E. Millerbis             Name: Kathleen R. McElwee
      -------------------------------         --------------------------------

Title: President                        Title: VP Finance & CFO
       ------------------------------          -------------------------------

Date: September 1, 1999                 Date: September 1, 1999
      -------------------------------         --------------------------------

                        PENTECH FINANCIAL SERVICES, INC.



MASTER EQUIPMENT LEASE NO. 300261

ACCEPTANCE SUPPLEMENT NO. THREE

                                   SCHEDULE C

                        STIPULATED LOSS PERCENTAGE VALUE

Terms defined in the Agreement shall have the same meanings when used herein.

---------------------------------------------------------------------------------------------------------------
Rent Payment   Stipulated Loss          Rent Payment   Stipulated Loss          Rent Payment   Stipulated Loss
               Value Percentage                        Value Percentage                        Value Percentage
1              120.00                   22             78.00
2              118.00                   23             76.00
3              116.00                   24             74.00
4              114.00                   25             72.00
5              112.00                   26             70.00
6              110.00                   27             68.00
7              108.00                   28             66.00
8              106.00                   29             64.00
9              104.00                   30             62.00
10             102.00                   31             60.00
11             100.00                   32             58.00
12              98.00                   33             56.00
13              96.00                   34             54.00
14              94.00                   35             52.00
15              92.00                   36             50.00
16              90.00                   37             45.00
17              88.00                   38             40.00
18              86.00                   39             35.00
19              84.00                   40             30.00
20              82.00                   41             25.00
21              80.00                   42             20.00

Dated: September 1, 1999

LESSOR: PENTECH FINANCIAL SERVICES,          LESSEE: THE LIGHTSPAN PARTNERSHIP,
INC. A CALIFORNIA CORPORATION                INC., A CALIFORNIA CORPORATION

                                             The undersigned affirms that he is
                                             duly authorized to execute and
                                             deliver this Acceptance Supplement
                                             on behalf of Lessee.



By:                                          By:
   --------------------------------             --------------------------------

Title:       President                       Title:
      -----------------------------                -----------------------------

                                  BILL OF SALE

     This Bill of Sale, dated September 1, 1999, from The Lightspan Partnership, Inc., a California corporation, hereinafter called "Seller" to Pentech Financial Services, Inc., a California corporation, hereinafter called "Buyer."

                                   WITNESSETH

     In consideration of the receipt of $134,135.22 and other valuable consideration, the receipt of which is hereby acknowledged, Seller does hereby sell, assign, transfer, convey and deliver to Buyer the equipment and other property (collectively the "Equipment") described or otherwise referred to in Exhibit "A" attached hereto and incorporated herein by this reference.

     Seller covenants and warrants that:

     A. It is the owner of, and has absolute title to, each and every item of the Equipment, free and clear of any claim, lien, or encumbrance of any kind whatsoever.

     B. It has not made any prior sale, assignment or transfer of any item of any interest in any of the Equipment to any person, firm or corporation.

     C. It has the present right, power and authority to sell, assign and transfer each and every item of the Equipment to Buyer.

     D. Each and every item of the Equipment is in good repair, condition and working order.

     E. All acts, proceedings and things necessary and required by law and the articles of incorporation and bylaws of Seller to make this Bill of Sale a valid, binding and legal obligation of Seller have been done, taken and have happened; and the execution and delivery hereof have in all respects have been duly authorized in accordance with law, and said articles of incorporation and bylaws.

     Seller shall forever warrant and defend the sale, assignment, transfer, conveyance and delivery of each and every item of the Equipment to Buyer, its successors and assigns, against each and every person whomsoever claiming the same.

     This Bill of Sale is binding upon the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed on the day and year first above appearing, by and through an officer thereunto duly authorized.


                                        The Lightspan Partnership, Inc.
                                        a California corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                        PENTECH FINANCIAL SERVICES, INC.

                             310 WEST HAMILTON AVE.
                                    SUITE 202
                               CAMPBELL, CA 95008
                                 (408) 378-2000

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE


VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
4       E4 919492  RAIL, DBL F/42"W LATFILE
2       E4 692L-L  FILE, LAT PY 2 DWR L/L 42
1       E4 314PL  FILE, 4DWR LTR PY W/LOK
                                                                                            $713.50


VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       E4 4430D  GLOBAL P/N E44430D OBUS CHAIR, HIGHBACK
        W/ADJ. ARMS; FINISH:  BLACK; FABRIC:  GR.5 #788 NICKEL
1       Z7 DLVRY  BLANKETWRAP  M & M
                                                                                           $523.67

VENDOR: PROSCREEN INC./NORMAN MCKEITHAN, 10 CRATER LAKE AVE., MEDFORD, OR 97504,
FAX: 541-779-6959

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       PROSCREEN CUSTOM REAR PROJECTION SCREEN
        26" X 34" X 1/4"  1.8 GAIN
        HCWA PER NORMAN MCKEITHAN REAR SCREEN ORDER
        FREIGHT
                                                                                          $216.48


VENDOR: ERGOTRON/NORMAN MCKEITHAN, 1181 TRAPP RD., ST. PAUL, MN 55121, (651) 681-7600

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
2       45-007-099-02  12" TRPL, 75X75, RON, APG
        MOUNTS FOR BOOTH
        FREIGHT
                                                                                           $653.83

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: CARVIN CORPOATION/NORMAN MCKEITHAN, 12340 WORLD TRADE DR., SAN DIEGO, CA 92128, (619) 487-1600

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       P5-150-2  TWO PM5 SPKRS W/HT150 AMP
1       HT150 POWER AMP 150W  W/3 YR. WARRANTY                        164424
2       PM5-B  SPEAR 2-WAY 5.25" BLK CAB                              00097 & 00098
1       9000LP  WIRELESS SYS VHF LAVALIER MIC                         44201010078
                                                                                            $646.39


VENDOR: GUITAR CENTER/NORMAN MCKEITHAN, CENTER DR., MARCOS, CA 92069, (619) 735-8050

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       SPIRIT RW5353 FOLIO NOTEPAD 6 CHNL MIXER                       008616
        SKU# 8535002111
1       PROCO EXM5 5' MIC CABLE
        SKU# 0818176000                                                                     $200.39

VENDOR: GUITAR CENTER/NORMAN MCKEITHAN, CENTER DR., MARCOS, CA 92069, (619) 735-8050

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       MID ATLANTIC CLAW CABLE ORGANIZER
                                                                                            $6.35

VENDOR: GUITAR CENTER/NORMAN MCKEITHAN, CENTER DR., MARCOS, CA 92069, (619) 735-8050

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       AT DR8HPROW HEADSET MIC; SKU# 8899494000                      00088
1       AT CP8201 LINE TRANSFORMER; SKU# 9072570000
1       DIGITAL REFERENCE DR8HPRO HEADSET MIC
        SKU# 5460595000
1       AT DRLW CONDENSER LAV MIC; SKU# 0980521000
1       SKB RACK4 17 3/4" 4 SPACE RO TO RACK CAS
        SKU# 1446752000
1       AT DR5500 UHF UNIPACK WIRELESS SYS                            7450180
        SKU# 8084974112
1       MACKIE 1202VLZPRO 12 CHNL CO MPACT MIXER                      BU16802
        SKU# 0460333112
                                                                                          $1,081.73

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: WAREHOUSE SOUND & LIGHTS/NORMAN MCKEITHAN, 8470 PRODUCTION AVE., SUITE A, SAN DIEGO, CA 92121

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       SAMSON MIXPAD 4                                               M48L1024
1       YAMAHA MS202II  POWERED SPEAKER                               PK01427
1       AUDIO-TECHNICA PRO8HEX MIC                                    00096
1       CU MT101 TRANSFORMER
2       SL23 CABLES
                                                                                          $513.95

VENDOR: WAREHOUSE SOUND & LIGHTS/NORMAN MCKEITHAN, 8470 PRODUCTION AVE., SUITE A, SAN DIEGO, CA 92121

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       YAMAHA MS202II POWERED SPEAKER                                OY01157
1       AUDIO-TECHNICA PRO8HEX MIC                                    00087
1       CU MT101 TRANSFORMER
2       MDP PLUGS
                                                                                           $309.76

VENDOR: CMS COMMUNICATIONS, INC., 715 GODDARD AVE., CHESTERFIELD, MO 63005,
(314) 530-1320

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
3       03-3233-6SBN  8405D PLUS W/D SPEAKER-BLCK-NEW
        SHIPPING
                                                                                          $1,349.88

VENDOR: CMS COMMUNICATIONS, INC., 715 GODDARD AVE., CHESTERFIELD, MO 63005,
(314) 530-1320

EQUIPMENT LOCATION: 2001 WILSHIRE BLVD., #300, SANTA MONICA, CA 90403-5640

QTY.    EQUIPMENT DESCRIPTION                                       SERIAL NUMBER       INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
5       03-3156-06B  MLX-10DP DISPLAY BLACK
        SHIPPING
                                                                                          $1,424.00


                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: BUY.COM/PHIL TISHKEVICH, 1681 GRAND AVE., SAN DIEGO, CA 92109

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
10      (C5894A"ABA) SKU# 10009729  DESKJETS                SMX8AB1S17X, SMX8AD1S0DT
        710C 600DPI 6PPM IN BLACK & 3PPM                    SMX8AD1S0FB, SMX8AD1S0FD
        IN COLOR                                            SMX8AD1S0FQ, SMX8AD1S0F
                                                            SMX8AD1S0F5, SMX8AD1S07S
                                                            SMX8A11S1FX, SMX8A11S16V
        SHIPPING/HANDLING
                                                                                          $1,871.40

VENDOR: COMP VIEW, INC., 10035 SW ARCTIC DR., BEAVERTON, OR 97005, (503)
641-8439

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       LCPIFSLP425Z  IFS LCD PRJ LP425Z                    3DW92500309
        SVGA (INCLUDES EXTENDED WARRANTY)
        FREIGHT
                                                                                          $4,066.19

VENDOR: COMP VIEW, INC., 10035 SW ARCTIC DR., BEAVERTON, OR 97005, (503)
641-8439

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       PLASMA SCREEN 40" PIONEER SYNC
1       WALL MOUNT
        FREIGHT
                                                                                          $8,659.11


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB          12UVT
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0525  14-32X IDE CD ROM, FACTORY INSTALLED

1       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
1       320-5451  17" DELL M770, 16.0" VIEWABLE IMAGE SIZE,
        COLOR MONITOR, OPTIPLEX, FACTORY INSTALLED
1       340-0657  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED
1       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
1       900-2051  BASIC DESKTOP OR NOTEBOOK SET-UP WITH
        NETWORK CONNECT, QUANTITY 1, WANG
        SHIPPING/HANDLING
                                                                                          $2,289.37

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB          16EJ2
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-1234  QUIETKEY SPACESAVER 104-KEY
        KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1       320-0120  ULTRASCAN 1000HS, 17" MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
1       340-0657  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
1       420-0102  WINDOWS NT WORKSTATION 4.0 CD
        CD DOCUMENTATION, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED

1       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                          $2,251.92

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 500K GX1/T+ BASE W/4MB          162N1
        VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0510  128MB, NON-ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1       311-0516  128MB NON-ECC, SDRAM, 1 DIMM
        UPGRADE, GX1, 350+MHZ, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0287  AZTECH DATA/FAX 56K V.90, PCI
        MODEM, OPTIPLEX, FACTORY INSTALLED
1       313-0526  14-32X IDE CD ROM, FACTORY INSTALLED
1       320-1603  STB NVIDIA TNT 16MB PCI GRAPHICS
        CARD, FOR OPTIPLEX GX1 SYSTEMS, FACTORY INSTALLED
1       320-3316  MONITOR OPTION-NONE
1       340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY
        INSTALLED
1       340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS
        ONLY WINDOWS NT 4.0, FACTORY INSTALLED
1       340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM,
        GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH,
        FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       430-0118  ACTIVE EXPANSION RISER FOR GX1 M/T
        SYSTEMS, 3 PCI/2 SHARED/2 ISA WAKE UP ON LAN
        FACTORY INSTALLED
1       900-1540  4-HOUR/5X10 PARTS AND LABOR ON-SITE
        SERVICE, INITIAL YEAR, WANG
1       900-1542  4-HOUR/5X10 PARTS AND LABOR ON-SITE
        SERVICE, 2 YEAR EXTENDED, WANG
        SHIPPING/HANDLING
                                                                                          $3,024.47

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
2       151752  CPQ TFT 8000 OPAL FLAT PANEL 1              912EA33GH833
        MFG# 307906-001                                     912EA33GI498
        SHIPPING & HANDLING
                                                                                          $6,178.39

VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       S E4 12AAT10X  LUXSTEEL, P/N E412AAT10X
        CHAIR WITH ADJ. ARMS, 3" SEAT W/SLIDING
        SEATPAN, FABRIC:  CREPE/GRAPHITE
                                                                                          $585.60

VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       E4 694L-L  FILE, LAT. PY 4DWR L/L 42
                                                                                          $434.77



                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: BOISE CASCADE, 12131 WESTERN AVE., GARDEN GROVE, CA 92841, (714)
898-7540

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       S E4 1204225  EQUIP. DIST. BOOKCASE, OAK
2       E4 5901AB12T  CHAIR, TASK SWIVEL GY
2       E4 5995T  ARM, T ADJ.-HT F/5900 BK
1       Z7   DELIVERY & BLANKETWRAP/M & M
                                                                                           $468.25

VENDOR: BUY.COM/PHIL TISHKEVICH, 1681 GRAND AVE., SAN DIEGO, CA 92109

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
11      (C5894A"ABA) SKU# 10009729  DESKJETS                SHU94S1N02G, SHU94S1N02S
        710C 600DPI 6PPM IN BLACK & 3PPM                    SHU94S1N022, SHU94S1N03B
        IN COLOR                                            SHU94S1N03C, SHU94S1N03
                                                            SHU94S1N038, SHU94S1N04C
                                                            SHU94S1N04Y, SHU94S1N055
                                                            SHU94S1N056
        SHIPPING/HANDLING
                                                                                          $1,663.04

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
2       116406  IIYAMA VISIONMASTER PRO 400 17              0107010002289
        MFG# - A701GT                                       0107010003062
        SHIPPING/HANDLING
                                                                                          $809.22

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       116406  IIYAMA VISIONMASTER PRO 400 17              002552180
        MFG# - A701GT
        SHIPPING/HANDLING
                                                                                           $407.49



                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE


VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       114019  SEAGATE 18GB U/W SCSI HD                    LKF45292
        MFG# - ST118202LW
        SHIPPING/HANDLING
                                                                                          $956.46

VENDOR: CDW COMPUTER CENTERS, INC., P.O. BOX 75723, CHICAGO, IL 60675, (847) 465-6000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DR., SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------

1       171054  APPLE PM MT G3/350 6GB 64MB CD              SSG9188FTGHZ
        MFG# - M7556LL/A
1       145682  SIMPLE 64MB APPLE G3 BLUE & WH
        MFG# - STA-MACG3/64
        SHIPPING/HANDLING
                                                                                          $1,725.81


VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 2000 WILSHIRE BLVD., #320, SANTA MONICA, CA 90403

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
1       IIYA101GT  IIYAMA VISIONMASTER PRO 501              10010243
        21" MONITOR
        FREIGHT
                                                                                          $942.50


VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
3       IBM26453AU  IBM THINKPAD 600E 6/300 MODEL           78NLM17
        32MB RAM/4GB HARD DRIVE, 13.3" ACTIVE COLOR         78NLM37
        NOTEBOOK COMPUTER, WIN 98                           78NLN58
        FREIGHT
                                                                                          $9,591.88


                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: COMPUSOURCE, 3529 CANNON RD., SUITE 2B187, OCEANSIDE, CA 92056, (760) 744-5550

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                               SERIAL NUMBER               INVOICE AMOUNT
-------------------------------------------------------------------------------------------------------
3       IBM26453AU IBM THINKPAD 600E 6/300 MODEL            78-PPD01
        32MB RAM/4GB HARD DRIVE, 13.3" ACTIVE COLOR         78-PPF01
        NOTEBOOK COMPUTER, WIN 98                           78-WYW93
        FREIGHT
                                                                                          $9,742.50

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    1B4K3
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING

1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1       320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
1       340-0657  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED
1       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                       $2,128.92


                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    1B4L4
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1       320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED

1       340-0657  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED
1       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                      $2,172.02


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       220-2805 DELL PIII 450K GX1/T+ BASE W/4MB                     1BLPP & 1BLPT
        VIDEO MEMORY, INTEGRATED AUDIO, 512K CACHE,
        INTEGRATED 10/100 WUOL NETWORKING
2       310-1234  QUIETKEY SPACESAVER 104-KEY
        KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
2       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
2       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
2       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
2       313-0526  14-32X IDE CD ROM, FACTORY INSTALLED
2       320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
2       340-0701  3.5" 1.44MB FLOPPY DRIVE
        FACTORY INSTALLED
2       340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS
        ONLY WINDOWS NT 4.0, FACTORY INSTALLED
2       340-0984 10GB HARD DRIVE, EIDE, 7200 PRM,
        GX1, FACTORY INSTALLED
2       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
2       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
2       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
        3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY

        ON-SITE SERVICE CONTRACT, BSC
2       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC SHIPPING/HANDLING
                                                                                                      $4,651.71


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       310-0183  AIRBORNE DOCUMENTATION, DELL DIRECT
1       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
                                                                                                     $402.99

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    1D8IW
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0525  14-32X IDE CD ROM, FACTORY INSTALLED
1       320-0120  ULTRASCAN 1000HS, 17" , MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1       320-0220  4MB VIDEO MEMORY UPGRADE
        FACTORY INSTALLED
1       340-0657  3.5" 1.44 MB FLOPPY DRIVE
        FACTORY INSTALLED
1       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS

        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                       $2,128.92


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2815  DELL PIII 500K GX1/T+ BASE W/4MB                    1FL98
        VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1       311-0519  128MB, ECC, SDRAM, 1 DIMM
        UPGRADE, GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       313-0554  17/40X CD-ROM, IDE, GX1 M/T, WITH
        AUDIO CARD, FACTORY INSTALLED
1       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1       320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
        SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
1       340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1       340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM
        GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK4, OPTIPLEX, ENGLISH,
        FACTORY INSTALLED
1       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
        3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                   $2,981.45

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2815  DELL PIII 500K GX1/T+ BASE W/4MB 1K287
        VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE,

        INTEGRATED 10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1       311-0519  128MB, ECC, SDRAM, 1 DIMM
        UPGRADE, GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0555  17/40X CD-ROM, IDE, GX1 M/T, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
1       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1       320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
        SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
1       340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1       340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM
        GX1, M/T, OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       420-0387  NT4 SERVICE PACK4, OPTIPLEX, ENGLISH,
        FACTORY INSTALLED
1       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
        3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                    $3,013.78

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    1M7U8 & 1M7UV
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
2       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
2       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
2       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
2       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
2       313-0287  AZTECH DATA/FAX 56K V.90, PCI

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
        MODEM, OPTIPLEX, FACTORY INSTALLED
2       313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
2       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
2       320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
        SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
2       340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED
2       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
2       420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
2       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
2       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
2       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                    $4,864.42

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
8       220-2815 DELL PIII 500K GX1/T+ BASE W/4MB                     20QHN, 20QHT, 20QHX
        VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE,                    20QI2, 20QK4, 20QK9
        INTEGRATED 10/100 WUOL NETWORKING                             20QKG, 20QKJ
8       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
8       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
8       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
8       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
8       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
8       311-0519  128MB, ECC, SDRAM, 1 DIMM
        UPGRADE, GX1/GX1P, 350+ MHZ, FACTORY INSTALLED
8       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
8       313-0555  17/40X CD-ROM, IDE, GX1 M/T, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
8       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
8       320-0344  DELL ULTRASCAN P990, 17.9" VIEWABLE IMAGE
        SIZE, OPTIPLEX, G1/GX1/GX1P, FACTORY INSTALLED
8       340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
8       340-2658  20.0GB HARD DRIVE, EIDE, 7200 RPM
        GX1, M/T, OPTIPLEX, FACTORY INSTALLED
8       420-0153  WINDOWS NT, NTFS FILE SYSTEM
        FACTORY INSTALLED
8       420-0387  NT4 SERVICE PACK4, OPTIPLEX, ENGLISH,
        FACTORY INSTALLED
8       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
        3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
8       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
8       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC

        SHIPPING/HANDLING
                                                                                                    $24,110.28

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    21ZK8
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
1       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1       340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED
1       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                    $2,161.25

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB 22A4M & 22A4Q
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
2       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2       310-2268  REDUCED DOCUMENTATION FOR GX1

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
        SYSTEMS, FACTORY INSTALLED
2       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
2       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
2       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
2       313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
2       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
2       340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER (CONTINUED)

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,
        HL OPTIPLEX, FACTORY INSTALLED
2       420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
2       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
2       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
2       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                    $4,322.52


VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       220-2801  DELL PIII 450K GX1/L+ BASE W/4MB                    24881 & 24884
        VIDEO MEMORY, INTG. AUDIO 512K CACHE, INTG.
        10/100 WUOL NETWORKING
2       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
2       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
2       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
2       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
2       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+, FACTORY INSTALLED
2       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
2       313-0557  17/40X CD-ROM, IDE, GX1 L, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
2       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
2       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
2       340-0657  3.5" 1.44 MB FLOPPY DRIVE, FACTORY INSTALLED
2       340-0987 10GB HARD DRIVE, EIDE, 7200 RPM,

        HL OPTIPLEX, FACTORY INSTALLED
2       420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
2       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
2       430-0115  PASSIVE EXPANSION RISER FOR G X1L SYSTEMS
        1PCI/1 SHARED/1 ISA, WAKE UP ON LAN, FACTORY INSTALLED
2       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
2       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                    $4,322.52

                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: DELL COMPUTER, P.O. BOX 21022, PASADENA, CA 91185-1022, (800) 426-5150

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       220-2815  DELL PIII 500K GX1/T+ BASE W/4MB                    2A1R0
        VIDEO MEMORY, INTEGRATED AUDIO 512K CACHE,
        INTEGRATED 10/100 WUOL NETWORKING
1       310-0038  PERFORMANCE MECHANICAL 104-KEY
        FULL-SIZE KEYBOARD, OPTIPLEX, FACTORY INSTALLED
1       310-2268  REDUCED DOCUMENTATION FOR GX1
        SYSTEMS, FACTORY INSTALLED
1       310-3600  PS2 INTELLIMOUSE, FACTORY INSTALLED
1       310-3641 OPEN MANAGE CLIENT, WEST,
        NO DISKETTE, FACTORY INSTALLED
1       311-0513  128MB, ECC, SDRAM, 1 DIMM,
        100MHZ, GX1, 350+ MHZ, FACTORY INSTALLED
1       313-0276  HARMON KARDON HK195 SPEAKERS
        FOR DELL OPTIPLEX, FACTORY INSTALLED
1       313-0555  17/40X CD-ROM, IDE, GX1 M/T, WITH
        INTEGRATED SOUND, FACTORY INSTALLED
1       320-0120  ULTRASCAN 1000HS, 17", MODEL D1025TM
        WITH 16.0" VIEWABLE IMAGE SIZE, COLOR MONITOR
1       320-0220  4MB VIDEO MEMORY UPGRADE FACTORY INSTALLED
1       340-0701  3.5" 1.44MB FLOPPY DRIVE, FACTORY INSTALLED
1       340-0756  ZIP DRIVE FOR GX1/GX1P (M/T) SYSTEMS ONLY
        WINDOWS NT 4.0, FACTORY INSTALLED
1       340-0984 10GB HARD DRIVE, EIDE, 7200 PRM,
        GX1, FACTORY INSTALLED
1       420-0153  WINDOWS NT, NTFS FILE SYSTEM, FACTORY INSTALLED
1       420-0387  NT4 SERVICE PACK 4, OPTIPLEX, ENGLISH
        FACTORY INSTALLED
1       430-0118  ACTIVE EXPANSION RISER FOR G X1 M/T SYSTEMS,
        3PCI/2 SHARED/2 ISA, WAKE UP ON LAN, FACTORY INSTALLED
1       900-2910  SELECTCARE, INITIAL YEAR, NEXT BUSINESS DAY
        ON-SITE SERVICE CONTRACT, BSC
1       900-2912  SELECTCARE, 2 YEAR EXTENDED, NEXT BUSINESS
        DAY ON-SITE SERVICE CONTRACT, BSC
        SHIPPING/HANDLING
                                                                                                    $2,678.18


VENDOR: UBID, 135 LA SALLE, DEPARTMENT 1736, CHICAGO, IL 60674-1736, (800) 317-7995

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------

1       50835-1451-169  PDC-3000 2 MILLION PIXEL
        1600X1200
        SHIPPING/HANDLING
                                                                                $575.96


                                                            Lease No. 300261
                                                            Supplement No. THREE

                           EXHIBIT "A" TO BILL OF SALE

VENDOR: ZONES, 707 SOUTH GRADY WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       M 108066  APPLE POWERBOOK G3/333 64/4.0                       SQT9233DSEXW
        512K CD
                                                                                                    $2,458.00

VENDOR: ZONES, 707 SOUTH GRADY WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
2       P 00101815  TPAD 600E P2-300  32/4.0                          1S26453AU78NMH72
        24CD 56K 13.3TFT                                              1S26453AU78TPL10
                                                                                                    $5,236.00

VENDOR: ZONES, 707 SOUTH GRADY WAY, RENTON, WA 98055-3233, (425) 430-3000

EQUIPMENT LOCATION: 10140 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121

QTY.    EQUIPMENT DESCRIPTION                                         SERIAL NUMBER               INVOICE AMOUNT
-----------------------------------------------------------------------------------------------------------------
1       P 00101815  TPAD 600E P2-300  32/4.0                          1S26453AU78NMD61
        24CD 56K 13.3TFT
                                                                                                    $2,618.00



                                                                             TOTAL FOR ALL INVOICES $134,135.22
                                                                                                    ===========


LESSOR: PENTECH FINANCIAL SERVICES,          LESSEE: THE LIGHTSPAN PARTNERSHIP,
        INC., A CALIFORNIA CORPORATION               INC., A CALIFORNIA
                                                     CORPORATION


By:                                          By:
   --------------------------------             --------------------------------

Name:     Benjamin E. Millerbis              Name:     Kathleen R. McElwee
     ------------------------------               ------------------------------

Title:    President                          Title:    VP Finance & CFO
      -----------------------------                -----------------------------

Date:     September 1, 1999                  Date:     September 1, 1999
     ------------------------------               ------------------------------